UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST

(Exact name of registrant as specified in charter)

235 W. Galena Street

Milwaukee, WI 53212

(Address of principal executive offices) (Zip code)

Constance Dye Shannon

UMB Fund Services, Inc.

235 W. Galena Street

Milwaukee, WI 53212

(Name and address of agent for service)

(414) 299-2295

Registrant's telephone number, including area code

Date of fiscal year end: May 31

Date of reporting period: May 31, 2018

EXPLANATORY NOTE - The Registrant is filing this amendment to its Form N-CSR for the period ended May 31, 2018, originally filed with the Securities and Exchange Commission on August 9, 2018 (Accession Number 0001398344-18-011461) to amend Item 1, “Report to Stockholders”. The purpose of this amendment is to correct the ratio of net investment presented For the Year Ended May 31, 2018, on the Financial Highlights of page 66 and page 67 for the Oak Ridge Dynamic Small Cap Fund. Except as set forth above, this amendment does not amend, update or change any other items or disclosures found in the original Form N-CSR filing.

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

ANNUAL REPORT

OAK RIDGE SMALL CAP GROWTH FUND

OAK RIDGE INTERNATIONAL SMALL CAP FUND

OAK RIDGE DYNAMIC SMALL CAP FUND

OAK RIDGE DISCIPLINED GROWTH FUND

OAK RIDGE MULTI STRATEGY FUND

(FORMERLY OAK RIDGE LARGE CAP GROWTH FUND)

OAK RIDGE DIVIDEND GROWTH FUND

MAY 31, 2018

Oak Ridge Investments | www.oakridgefunds.com

Oak Ridge Funds

Each a series of Investment Managers Series Trust

Table of Contents

Shareholder Letters	1
Fund Performance	13
Schedules of Investments	24
Statements of Assets and Liabilities	47
Statements of Operations	51
Statements of Changes in Net Assets	53
Financial Highlights	60
Notes to Financial Statements	74
Report of Independent Registered Public Accounting Firm	91
Supplemental Information	93
Expense Examples	96

This report and the financial statements contained herein are provided for the general information of the shareholders of the Oak Ridge Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

www.oakridgefunds.com

Discussion of Fund Performance

A letter from David Klaskin, Chief Executive Officer and Chief Investment Officer of Oak Ridge Investments and lead portfolio manager of the Oak Ridge Small Cap Growth Fund.

Fellow Shareholders,

The stock market has advanced nearly unabated for over nine years, with little end in sight. The NASDAQ Composite Index has moved higher over eight consecutive quarters, reflecting the powerful leadership of mega-cap Tech and Media stocks. Predictably, absent the cooling of a bear market for such a long stretch, investor confidence is strong and risk tolerance is high. Active management continues to struggle, even in the small-cap area, where flows into ETFs and index funds have boosted the smallest members that are less represented in diversified, higher quality portfolios.

The economy has clearly improved and, coupled with the meaningful reduction in corporate taxes, valuations are only at the high end of a normal range despite market returns having far exceeded normalized earnings growth for nearly a decade. Inflation levels have reached the Fed target of 2% and interest rates have risen in response, though still well below historical norms. Employment data has been strong, but there is an inherent deflationary effect of technological advances that makes it likely rates remain at non-threatening levels. A strong dollar has taken a toll on emerging markets that would spread to larger trade partners should the tariff skirmishes persist, but it is more likely, in an election year, that President Trump will declare victory and move on before material adverse conditions develop. Recent developments are unsettling and may threaten the base thesis supporting the markets, but have yet to impact sentiment.

Amidst this challenging backdrop, we are pleased that the Fund’s strong stock selection allowed returns to nearly match the benchmark net of expenses, while maintaining a lower risk profile than its peer group. We are clearly trending in the right direction, while maintaining our time tested discipline that focuses on relative earnings growth and justifiable valuations. The fund fell out of favor with investors as returns lagged throughout a more speculative bull run, but since inception, investors have been rewarded with cumulative returns of 981% for the Class A shares at NAV versus 549% returns for the Russell 2000 Growth benchmark over the same time period.

Consumer Discretionary holdings led all sectors in relative performance, aided by discount stores with strong, sustainable models, such as Ollie’s Bargain Outlet Holdings, Burlington Stores and Five Below. Unique industry leading models continued to provide excellent results for American Eagle Outfitters, Planet Fitness and Bright Horizons Family Solutions. In addition to being well positioned and managed, these companies are also primarily domestic businesses and mostly positively impacted by macro conditions. The only material detractor was Hibbett Sports, Inc., which was eliminated from the portfolio. Consumer Staple stocks comprised a smaller weighting in the portfolio and experienced material weakness from Elf Beauty and Sprouts Farmers Markets, which was somewhat offset by the profits realized when Snyders Lance was acquired by Campbell Soup Co.

Healthcare performance was particularly gratifying, as the sector was the strongest performer in the Russell 2000 Growth benchmark by a wide margin, led by many speculative non-earning stocks. Triple digit returns were enjoyed in Abiomed, Inc. Sage Therapeutics, Inc. and Serepta Therapeutics. These companies are on the cusp of true medical breakthroughs and weightings have been watched and pruned to maintain reasonable risk safeguards. Ligand Pharmaceutical, Inc., Globus Medical Inc., are leaders with exceptional outlooks for meaningful growth, at still relatively attractive valuations. It is unavoidable to have disappointments in the speculative arena that is small-cap Healthcare and losses were realized in Prothena Corp. and AduroBiotech, Inc. This sector remains an important area of investment for Oak Ridge, as it has since our inception. The regulatory environment is favorable, though the high cost of healthcare will need to be addressed as a bipartisan effort given the aging population, creating a headwind that should be watched.

Information Technology was most representative of the improved investment returns during the fiscal year, as returns nearly met the benchmark, despite a material under-representation of non-earning and stratospherically valued sector leaders. Stock selection was extremely strong in software positions that have emerged as true leaders. The top contributors were Grubhub, Inc., Wix.com Ltd., WEX Inc. and Mimecast Ltd., but they served to only offset the effects of being underweight the group. IT Services continued to boost returns, as EPAM Systems, Inc continued to surge though long-term holding Maximus was sold due to concerns over its U.K. exposure and overall business risk. The portfolio lost ground through poor execution at Electronics for Imaging, Inc and macro fears at Criteo, Inphi Corp and Acacia Communications, which were all sold in favor of companies favoring more positive conditions. The sector weighting has been reduced due to poor risk/reward metrics, though we remain optimistic on the prospects for the current portfolio.

The Industrial area was the most disappointing during the fiscal year, as very long-term holding Middleby experienced an unusual end market spending slowdown that led to the sale of the position. Industry uncertainty affected Welbilt Inc. and John Bean Technologies Corp., which also materially lagged the market. Colfax was a deep disappointment, as the company struggled with ongoing weakness in their oil business that was not all attributable to macro conditions. The company had been quite successful integrating material acquisitions, but it has been quiet on this front and the company valuation took a significant hit. While the overweighting to the weak Industrial space detracted from results, this led to an absence of exposure to the weak Materials sector, which aided returns.

Continuity and the Importance of Active Management

The Fund has been managed by the same team, employing the same discipline rooted in fundamentals with a valuation awareness that has led to decades long success. Our persistent focus on supportable valuations has not appeared as relevant and has actually detracted from investment results throughout this long bull market. This overlooked metric is likely to be a key factor in determining success over the next several years.

Thank you for your continued confidence in Oak Ridge Investments.

Sincerely,

David Klaskin

CIO & Portfolio Manager

The views in this letter are those of the Fund’s advisor were as of July 1, 2018 and may not necessarily reflect the same views on the date this letter is first published or any date thereafter. These views are intended to help shareholders in understanding the fund’s investment methodology and do not constitute investment advice.

Investment in equity securities involves substantial risks and may be subject to wide and sudden fluctuations in market value. Investing in mid cap companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger companies. International investments are subject to unique risks including currency fluctuations, social, economic and political uncertainties, which could increase volatility. In addition, changes in exchange rates and interest rates may adversely affect the value of the fund's foreign investments. Please see the prospectus for a more complete discussion of the fund's risks.

The Russell 2000 Growth Index measures the performance of small cap U.S. growth stocks.

Discussion of Fund Performance

A letter from Bram Zeigler of Algert Global LLC, portfolio manager of the Oak Ridge International Small Cap Fund.

Fellow Shareholders,

International small cap stocks continued their strong performance as the Fund’s benchmark, MSCI EAFE Small Cap Index (ND), appreciated 14.65% over the twelve-month period ending May 31, 2018. The Fund trailed the benchmark over this period, delivering an absolute return of 9.90% for Class A shares at NAV.

Stock Selection Designed to be the Primary Source of Benchmark Outperformance

During the trailing twelve-month period, stock selection contributed negatively to Fund performance, and was partially offset by a modest positive contribution from allocation to various risk factors (e.g. a company’s industry, country, currency, size and beta characteristics).

The Fund takes active positions driven by proprietary forecasts of return, risk and implementation costs. The return forecast is motivated by three investment themes, Relative Value, Quality and Catalyst.

Relative Value

Relative Value was a negative contributor to performance of the Fund during the measurement period. Stocks that the Relative Value model ranked as the most attractive 10% of the investable universe underperformed the universe on a risk-adjusted basis. Relative Value also did poorly in the broader investment universe. The underperformance in metrics that measure valuation either on a forward or backward looking basis were broadly negative across all regions, Europe, Japan and Asia Pacific.

Quality

Quality was also a negative contributor to performance of the Fund during the measurement period. Stocks that the Quality model ranked as the most attractive 10% of the investable universe underperformed the universe on a risk-adjusted basis. Quality signals which favor companies with sustainable earnings, operating efficiency and cash generation, were positive in Asia Pacific, however underperformed in Japan and Europe.

Catalyst

Catalyst was a positive contributor to performance of the Fund during the measurement period. Stocks that the Catalyst model ranked as the most attractive 10% of the investable universe outperformed the universe on a risk-adjusted basis. Catalyst signals which gather sentiment and activities by other market participants, were positive across Japan, Europe and Asia Pacific.

Risk Factors

Incidental active exposures to countries, industries and risk factors such as leverage, volatility and liquidity added modestly to the performance of the Fund over the measurement period. The expectation is that these exposures will have minimal impact on the Fund’s active performance over a market cycle.

Fund Positioning For the Future

The Fund aims to be diversified across its three main investment theme; Relative Value, Quality and Catalyst. As a monetary tightening cycle seems to be moving closer we are optimistic that our Quality metrics will be beneficial for the portfolio. As the “global synchronized growth” story seems to be late-stage, we expect to see renewed focus on Relative Value as investors reassess the costs paid for future growth.

Thank you for your confidence in Algert Global LLC.

Sincerely,

Bram Zeigler, Portfolio Manager

The views in this letter are those of the Fund’s advisor were as of July 1, 2018 and may not necessarily reflect the same views on the date this letter is first published or any date thereafter. These views are intended to help shareholders in understanding the fund’s investment methodology and do not constitute investment advice.

Investment in equity securities involves substantial risks and may be subject to wide and sudden fluctuations in market value. Investing in mid cap companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger companies. International investments are subject to unique risks including currency fluctuations, social, economic and political uncertainties, which could increase volatility. In addition, changes in exchange rates and interest rates may adversely affect the value of the fund's foreign investments. Please see the prospectus for a more complete discussion of the fund's risks.

The MSCI EAFE Small Cap Index measures the performance of small cap companies across developed markets outside of the U.S. & Canada.

Discussion of Fund Performance

A letter from Peter Algert, Chief Investment Officer of Algert Global LLC and portfolio manager of the Oak Ridge Dynamic Small Cap Fund.

Fellow Shareholders,

US small cap stocks continued their strong performance as the Fund’s benchmark, the Russell 2000 Index, appreciated 20.76% over the twelve month period ending May 31, 2018. The Fund outperformed the benchmark over this period, delivering an absolute return of 25.59% for Class A shares at NAV.

Stock Selection Designed to be the Primary Source of Benchmark Outperformance

During the trailing twelve-month period, stock selection contributed positively to Fund performance, and was partially offset by modest negative contribution from allocation to various risk factors (e.g. a company’s industry, leverage, liquidity and beta characteristics).

The Fund takes active positions driven by proprietary forecasts of return, risk and implementation costs. The return forecast is motivated by three investment themes, Relative Value, Quality and Catalyst.

Relative Value

Relative Value was a slightly positive contributor to performance during the measurement period. Stocks that the Relative Value model ranked as the most attractive 10% of the investable universe outperformed the universe on a risk-adjusted basis. Relative Value performed moderately well in the broader investment universe. The performance of valuation was broadly diversified and did well across most categories of valuation insights.

Quality

Quality was a positive contributor to performance during the measurement period. Stocks that the Quality model ranked as the most attractive 10% of the investable universe outperformed the universe on a risk-adjusted basis. Quality signals were broadly positive with particular strength in some of our operating efficiency metrics.

Catalyst

Catalyst was the strongest contributor to performance during the measurement period. Stocks that the Catalyst model ranked as the most attractive 10% of the investable universe outperformed the universe on a risk-adjusted basis. Catalyst was modestly negative in the broader universe. The Catalyst theme, which gathers sentiment and activities by other market participants, was broadly positive but particularly strong in insights that identify positive trends in fundamentals.

Risk Factors

Incidental active exposures to industries and risk factors such as leverage, volatility and liquidity detracted modestly from the performance over the measurement period. The expectation is that these exposures will have minimal impact on the Fund’s active performance over a market cycle.

Fund Positioning For the Future

The Fund aims to be diversified across its three main investment themes, Relative Value, Quality and Catalyst. As a monetary tightening cycle seems to be moving closer we are optimistic that our Quality metrics will be beneficial for the portfolio. We expect more focus on the price paid for future growth and therefore expect Relative Value should be a favorable exposure in the portfolio.

Thank you for your confidence in Algert Global LLC.

Sincerely,

Peter Algert, Chief Investment Officer

The views in this letter were as of July 1, 2018 and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the fund's investment methodology and do not constitute investment advice.

Investment in equity securities involves substantial risks and may be subject to wide and sudden fluctuations in market value. Investing in small cap companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger companies. International investments are subject to unique risks including currency fluctuations, social, economic and political uncertainties, which could increase volatility. In addition, changes in exchange rates and interest rates may adversely affect the value of the fund's foreign investments. Please see the prospectus for a more complete discussion of the fund's risks.

The Russell 2000 Index measures the performance of primarily small cap U.S. stocks.

Discussion of Fund Performance

A letter from Robert G. McVicker, Director of Research of Oak Ridge Investments and portfolio manager of the Oak Ridge Disciplined Growth Fund.

Fellow Shareholders,

The past year presented another period of strong performance for the Disciplined Growth Fund and the Russell 3000 Growth Index, albeit laced with shifting dynamics. After years of dominance by larger capitalization companies, most notably from mega-cap Tech and Media stocks, smaller companies have begun to outperform. Interestingly, this has been concurrent with an increase in market volatility. Although flows into index funds and other ETFs are still a driving force in the market, this nascent shift is a welcome change from the period of undifferentiated advancement over the current nine-year bull market. Risk tolerance remains high as areas of the market that have yet to produce positive earnings continue to garner further attention from investors and overall market valuations remain elevated.

Economic data continues to be positive, unemployment remains low and inflation is within acceptable ranges. The reduction in corporate tax rates provided a meaningful increase in nominal earnings growth rates and has alleviated some of the perception of high valuations; however, the true long-term economic benefits will be dependent on how companies choose to employ additional profits. Our investment style focuses on companies that have healthy balance sheets and sustainable, visible growth. We believe those companies that we favor within the strategy are better positioned to leverage tax relief into further economic growth. Furthermore, the current healthy economic conditions have permitted the Federal Reserve to abide by their stated trajectory for rate increases. As such, operating conditions will likely become more difficult for companies than during the preceding periods of easy money, which should benefit our style of investing as quality and lower leverage once again become important factors in successfully navigating this dynamic environment.

The Disciplined Growth Fund returned 19.31% for I shares at NAV (before any applicable taxes) for the annual period ending May 31, 2018. The Russell 3000 Growth Index returned 21.32% for the same one-year period. Stock selection was encouraging in the overweight Healthcare sector with successes in Sage Therapeutics, an innovative Biotechnology company that has released strong results in the treatment of Post-Partem Depression, and ABIOMED, a health care equipment company improving patient outcomes with a less invasive treatment for patients suffering from common, life-threatening diseases of the heart. The Fund experienced some weakness in BioPharma companies Incyte Corp and Pacira Pharmaceuticals as well as Healthcare service provider Cardinal Health, which was sold from the portfolio during the year.

The Fund’s Industrial positions contributed positively to relative returns as many of our long-term holdings continued to demonstrate their characteristic consistent growth, including Waste Connections, Transdigm, Ametek, and Fortive. These higher quality companies remain well positioned for the various potential growth scenarios with less dependence on anticipated further cyclical expansion. One minor detractor to performance over the year has been Illinois Tool Works, which has experienced some difficulty from a strengthening dollar and has seen some valuation normalization. XPO Logistics, a position we raised during the period, was the strongest contributor within the sector as the changing consumer landscape has provided secular opportunities for the company.

Information Technology was the largest detractor for the year. Larger capitalization technology companies eclipsed most other areas of the market. Four companies, Apple (AAPL), Alphabet (GOOG/GOOGL), Microsoft (MSFT) and related Consumer Discretionary company Amazon (AMZN), accounted for approximately 22% of the index by weight on average over the period while contributing disproportionately more to overall market returns. While the portfolio held these four fundamentally sound securities for the year, it highlights the skewed nature of returns within the benchmark over the period. Concentration amongst these companies remains an item that is carefully monitored and we have restricted their overall position size within the portfolio. The portfolio carried an overweight position in the best performing areas of technology, IT Services and Software, which was partially offset by selection in a couple of more conservative companies, Alliance Data Systems and Maximus, which were both sold from the portfolio. The Fund’s holdings in the more stable semiconductors, Intel and Broadcom, and multimedia semiconductor company, MaxLinear, could not keep up with the robust returns of NVIDIA Corporation over the year.

As Amazon migrates to new submarkets, investors have become concerned over the long-term impact on other retailers. This directly affected two of our holdings within the Consumer Discretionary sector over the past year: Dick’s Sporting Goods and Ulta Beauty. Dick’s was subsequently sold from the portfolio while the concerns around Ulta Beauty seem transitory as the company continues to report strong earnings growth. Media holdings, Comcast Corporation and Criteo SA, also detracted from performance. The rapidly changing consumer environment will undoubtedly create winners and losers in the form of new means of access to consumer goods and services that disrupt the established leaders; however, we believe many established companies will continue to adapt and other business models and consumer categories will prove more resistant to the perceived new consumer order. We adhere to our long-term discipline and as always seek a diversified mix of opportunities across the consumer discretionary sector.

Continuity and the Importance of Active Management

The Fund has been managed by the same lead portfolio manager, employing the same discipline rooted in fundamentals with a valuation awareness that has led Oak Ridge to decades long success. Our persistent focus on supportable valuations has not appeared as relevant and has actually detracted from investment results throughout this long bull market. This overlooked metric is likely to be a key factor in determining success over the next several years.

Thank you for your continued confidence in Oak Ridge Investments.

Sincerely,

Robert G. McVicker

Director of Research & Portfolio Manager

The views in this letter are those of the Fund’s advisor were as of July 1, 2018 and may not necessarily reflect the same views on the date this letter is first published or any date thereafter. These views are intended to help shareholders in understanding the fund’s investment methodology and do not constitute investment advice.

Investment in equity securities involves substantial risks and may be subject to wide and sudden fluctuations in market value. Investing in mid cap companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger companies. International investments are subject to unique risks including currency fluctuations, social, economic and political uncertainties, which could increase volatility. In addition, changes in exchange rates and interest rates may adversely affect the value of the fund's foreign investments. Please see the prospectus for a more complete discussion of the fund's risks.

The Russell 3000 Growth Index measures the performance of stocks across almost all market caps.

Discussion of Fund Performance

A letter from David Klaskin, Chief Executive Officer and Chief Investment Officer of Oak Ridge Investments and lead portfolio manager of the Oak Ridge Multi Strategy Fund.

Fellow Shareholders,

Over the past year, the US stock market continued its impressive advance into its ninth year. US GDP accelerated from a 2.0% year over year growth rate in March 2017 to 2.8% in March of 2018 while inflation was generally flat year over year. Concerns over potential wage inflation due to unemployment below 4% have yet to manifest, not surprisingly since the unemployment rate has become a less encompassing indicator of health in the labor market as participation rates have declined. Healthy economic conditions have permitted the Federal Reserve to adhere to their stated trajectory for policy rates, increasing the Federal Funds target rate in June and December of 2017 as well as March of 2018. Rate changes have been concurrent with the Federal Reserve’s initial phase of unwinding their monumental balance sheet accumulated over the years of quantitative easing. The resulting dollar strength has unsettled emerging markets. Meanwhile, longer dated Treasuries have not adjusted with the 10 year minus 2 year spread declining from 0.93 to 0.43 during the year ending May 31, 2018.

The Oak Ridge Multi Strategy Fund returned 18.15% for the A shares at NAV for the annual period ending May 31, 2018 as compared to the Russell 3000 Index return of 15.06% and the 21.02% return for the Russell 1000 Growth index for the same one-year period. Over the past year, the Fund has meaningfully diversified across the equity capitalization and style spectrum while allocation to fixed income has been subdued. The rising interest rate environment, combined with compressed credit spreads for higher yielding areas within fixed income, has encouraged a cautious entry into further fixed income investments. Within equities, the strategy has maintained a tilt towards US domestic growth. A strengthening US dollar and trade tensions in 2018 have partially offset the gains experienced by international equities in the second half of 2017. Within domestic equities the value-growth dichotomy has grown increasingly polarized across economic sectors and genuine value-oriented opportunities seem limited. While the reduction in corporate tax rates provided a meaningful increase in nominal earnings growth rates and has alleviated some of the perception of high valuations, the true long-term economic benefits will be dependent on how companies choose to deploy additional profits.

One of the larger holdings within the Fund over the year has been the Oak Ridge Disciplined Growth Fund, a growth strategy allocated across market capitalizations. Currently the portfolio is weighted towards larger caps, providing the Fund with access to the large cap Information Technology and Consumer Discretionary companies leading the broad indexes. After years of outperformance by larger capitalization stocks relative to smaller caps, larger cap valuations appeared extended relative to smaller caps by certain metrics. Allocating to the Oak Ridge Dynamic Small Cap Fund has provided meaningful contributions to both absolute and relative returns, particularly in the first quarter of 2018 as smaller capitalizations outperformed. Interestingly, stronger relative performance from the smaller cap companies within the market has occurred as market volatility has increased from historical lows. While conscious of overall increases in market volatility, we view risk to be much higher in the unprofitable companies within small caps. As the Oak Ridge Dynamic Small Cap Fund has carried lower allocations to these unprofitable areas of the market over time, we believe that the Fund carries much less tail exposure than the broad index. Furthermore, the agile nature of the strategy should position the portfolio well to capture the differential between small and large cap companies in a syncopated market environment.

Over the past year, the West Texas Intermediate crude price per barrel increased from below $50 to over $70 in May of 2018. The rise in prices has been a relief to an industry that had been running lean since a dramatic decline in oil prices in the second half of 2014 and has created a potential opportunity for investors as the years of lower prices encouraged companies to become more efficient. As companies have consolidated and better managed costs of production, break-even prices across the industry have materially dropped. As many of our strategies have lower allocation to energy and other economic sensitive areas, the Oak Ridge Global Resources and Infrastructure Fund has provided targeted investment in these specific areas. As a strategy that focuses on real assets, the investment should also provide some benefit to the overall strategy should inflation expectations increase.

As the year progressed the strategy gradually reduced the allocation to international equities while increasing the allocation to more stable dividend equities. The combination of yield and earnings growth of the Oak Ridge Dividend Growth Fund should position the portfolio well should economic uncertainty escalate. With heightened tensions in international trade relations and a further opportunity remaining in the small versus large dynamic, the portfolio carries a strong position in domestically oriented small caps. The concentration in equities, particularly within small caps, has proven successful over the past year; nevertheless, as conditions evolve we perceive a continued shift towards lower risk assets.

Thank you for your continued confidence in Oak Ridge Investments.

Sincerely,

David Klaskin

CIO & Portfolio Manager

The views in this letter are those of the Fund’s advisor were as of July 1, 2018 and may not necessarily reflect the same views on the date this letter is first published or any date thereafter. These views are intended to help shareholders in understanding the fund’s investment methodology and do not constitute investment advice.

Investment in equity securities involves substantial risks and may be subject to wide and sudden fluctuations in market value. Investing in small and mid cap companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger companies. International investments are subject to unique risks including currency fluctuations, social, economic and political uncertainties, which could increase volatility. In addition, changes in exchange rates and interest rates may adversely affect the value of the fund's foreign investments. Please see the prospectus for a more complete discussion of the fund's risks.

The Russell 1000 Growth Index measures the performance of U.S., large capitalization growth stocks.

Discussion of Fund Performance

A letter from David Klaskin, Chief Executive Officer and Chief Investment Officer of Oak Ridge Investments and lead portfolio manager of the Oak Ridge Dividend Growth Fund.

Fellow Shareholders,

The stock market has advanced nearly unabated for over nine years, with little end in sight. The NASDAQ Composite Index has moved higher over eight consecutive quarters, reflecting the powerful leadership of mega-cap Tech and Media stocks. Predictably, absent the cooling of a bear market for such a long stretch, investor confidence is strong and risk tolerance is high. Over the trailing 12 months, the only economic sectors with negative performance were Consumer Staples, Utilities and Telecommunications Services, incidentally also the higher dividend paying sectors (with honorable mention to Real Estate which also had muted returns). The current healthy economic conditions have permitted the Federal Reserve to abide by their stated trajectory for rate increases. Consequently, investors are justified in their concerns for the debt laden areas of the market with high fixed costs and low margins, particularly those that do not have strong sales growth prospects. With an improving economy and rising interest rates providing other yield alternatives, investors clearly have not had a focus on dividend yield.

With the many challenges facing a dividend focused strategy the trailing one-year returns of 15.64% for the Oak Ridge Dividend Growth Fund Class A shares at NAV (before any applicable taxes) versus 14.38% for the S&P 500 index are particularly gratifying. The strategy seeks to invest in companies exhibiting some growth while offering increasing shareholder income over time. This balance of growth and income across a diversified set of companies created the proper mix for performing over the prior year. While market valuations are at the high end of their normal range, normalized earnings have grown across the broad market for nearly a decade and profit margins remain at historically strong levels. Furthermore, a meaningful reduction in corporate taxes has extended investor confidence, while inflation remains in an acceptable range. This should give companies further opportunity to increase their return to shareholders in the form of dividends. The strategy’s dual focus has also encouraged a portfolio of more reasonable valuations relative to the broad market, while avoiding some of the more disconcerting speculative areas of the market.

The strategy’s strongest contributions came from the Industrial and Financial sector holdings led by Boeing. Earnings for the commercial aviation and defense company reaccelerated in 2017, benefitting from the improving economy. The position was recently trimmed following the recent success and amidst growing political controversy that has adversely effected investor sentiment in Industrial holdings. We have tepidly approached the Industrials sector in 2018 as conditions have become unsettling and warrant cautious review. The contribution from Financials was supported by healthy returns across a number of holdings: large cap bank JP Morgan, security and commodity exchange CME Group and one of the world’s largest passive investment managers Blackrock. The current, robust market environment has disproportionately benefitted established leaders in financial markets such as BlackRock and CME group while rising interest rates have boosted the dominant (and less controversial) JP Morgan.

The strong performance of the Information Technology sector, particularly within the security groups that do not meet the Fund’s yield criteria, posed a challenge to the strategy; however, strong results from the more stable, dividend-paying companies such as Microsoft, Cisco and Intel encouraged sector outperformance. Similarly, Amazon’s lack of a dividend and therefore exclusion from the Dividend Growth Fund was a significant detractor to relative returns versus the S&P 500 within the Consumer Discretionary sector. Home Depot and VF Corp, an apparel company with an attractive portfolio of brands, were strong performers for the portfolio in a year of mixed results for much of the sector and were the primary contributors to outperformance within the area.

Consumer Staples was the portfolio’s most challenged area for the past year. Beverage companies have long been one of the brighter growth areas within the Staples sector, but over the past year the industry proved to be as trying as the broad area. The worst detractor for performance for the year was Kraft Heinz. Following the massive merger of the Kraft brands with those of Heinz, we believed there was further opportunity for consolidation of other household brands into what has become a highly efficient operation. Conversations that seemed earnest, however, have slowly diminished.

Continuity and the Importance of Active Management

The Fund has been managed by the portfolio management, employing the same discipline rooted in fundamentals with a valuation awareness that has led Oak Ridge to decades long success. Our persistent focus on supportable valuations has not appeared as relevant and has actually detracted from investment results throughout this long bull market. This overlooked metric is likely to be a key factor in determining success over the next several years.

Thank you for your continued confidence in Oak Ridge Investments.

Sincerely,

David Klaskin

CIO & Portfolio Manager

The views in this letter are those of the Fund’s advisor were as of July 1, 2018 and may not necessarily reflect the same views on the date this letter is first published or any date thereafter. These views are intended to help shareholders in understanding the fund’s investment methodology and do not constitute investment advice.

Investment in equity securities involves substantial risks and may be subject to wide and sudden fluctuations in market value. Investing in mid cap companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger companies. International investments are subject to unique risks including currency fluctuations, social, economic and political uncertainties, which could increase volatility. In addition, changes in exchange rates and interest rates may adversely affect the value of the fund's foreign investments. Please see the prospectus for a more complete discussion of the fund's risks.

The S&P 500 Index measures the performance of the largest 500 U.S. stocks.

Oak Ridge Small Cap Growth Fund

FUND PERFORMANCE at May 31, 2018 (Unaudited)

This graph compares a hypothetical $1,000,000 investment in the Fund’s Class I shares (the Class with the largest net assets), made at its inception, with a similar investment in the Russell 2000 Growth Index and the Russell 2000 Index. The performance graph above is shown for the Fund’s Class I Shares; Class A, Class C, and Class K shares performance may vary. Results include the reinvestment of all dividends and capital gains.

The Russell 2000 Growth Index measures the performance of U.S. small cap growth stocks. The Russell 2000 Index measures the performance of the small cap segment of the U.S. equity universe. These indices do not reflect expenses, fees or sales charge, which would lower performance. The indices are unmanaged and they are not available for investment.

Average Annual Total Returns as of May 31, 2018	1 Year	5 Years	10 Years	Since Inception	Inception Date
Before deducting maximum sales charge
Class A¹	23.85%	9.92%	8.73%	10.24%	01/03/94
Class C²	22.93%	9.11%	7.88%	7.93%	03/01/97
Class I3	24.19%	10.28%	9.03%	10.37%	12/29/09
Class K3	24.34%	10.43%	9.00%	10.36%	12/20/12
After deducting maximum sales charge
Class A¹	16.74%	8.62%	8.08%	9.98%	01/03/94
Class C²	22.66%	9.11%	7.88%	7.93%	03/01/97
Russell 2000 Growth Index	25.08%	13.33%	10.47%	7.97%	01/03/94
Russell 2000 Index	20.76%	12.18%	9.64%	9.35%	01/03/94

[1]	Maximum sales charge for Class A shares is 5.75%. No sales charge applies on investments of $500,000 or more, but a contingent deferred sales charge (“CDSC”) of 1.00% will be imposed on certain redemptions of such shares within 12 months of the date of purchase.
[2]	A CDSC of 1.00% will be charged on Class C Shares purchases that are redeemed in whole or in part within 12 months of the date of purchase.
[3]	Class I and Class K shares do not have any initial or contingent deferred sales charge.

The Fund acquired the assets and liabilities of the Pioneer Oak Ridge Small Cap Growth Fund (the “Predecessor Fund”) on October 17, 2014. As a result of the reorganization, the Fund is the accounting successor of the Predecessor Fund. Performance results shown in the graph and the performance table above for the period prior to October 17, 2014, reflect the performance of the Predecessor Fund.

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (855) 551-5521.

Oak Ridge Small Cap Growth Fund

FUND PERFORMANCE at May 31, 2018 (Unaudited) – Continued

Gross and net expense ratios for Class A shares were 1.44% and 1.42%, for Class C shares were 2.15% and 2.15%, for Class I shares were 1.15% and 1.15%, and for Class K shares were 1.00% and 1.00%, which were the amounts stated in the current prospectus dated October 1, 2017. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 1.39%, 2.14%, 1.14%, and 0.99% of the average daily net assets of the Fund’s Class A, Class C, Class I, and Class K shares, respectively. This agreement is in effect until September 30, 2018, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would have been lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Oak Ridge International Small Cap Fund

FUND PERFORMANCE at May 31, 2018 (Unaudited)

This graph compares a hypothetical $1,000,000 investment in the Fund’s Class l shares, made at its inception, with a similar investment in the MSCI EAFE Small Cap Index. The performance graph above is shown for the Fund’s Class I Shares; Class A shares performance may vary. Results include the reinvestment of all dividends and capital gains.

The MSCI EAFE Small Cap Index measures the performance of primarily small cap foreign stocks. The index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and it is not available for investment.

Average Annual Total Returns as of May 31, 2018	1 Year	Since Inception*	Inception Date
Before deducting maximum sales charge
Class A¹	9.90%	13.85%	12/01/15
Class I²	10.07%	14.08%	09/30/15
After deducting maximum sales charge
Class A¹	3.62%	11.36%	12/01/15
MSCI EAFE Small Cap Index	14.65%	15.25%	09/30/15

*	The performance figures for Class A include the performance for Class I for the periods prior to the start date of Class A. Class A imposes higher expenses than that of Class I.
[1]	Maximum sales charge for Class A shares is 5.75%. No initial sales charge applies on investments of $500,000 or more, but a contingent deferred sales charge (“CDSC”) of 1.00% will be imposed on certain redemptions of such shares within 12 months of the date of purchase.
[2]	Class I shares do not have any initial or contingent deferred sales charge.

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (855) 551-5521.

Gross and net expense ratios for Class A shares were 2.23% and 1.51%, respectively, and for Class I shares were 1.98% and 1.26%, respectively, which were the amounts stated in the current prospectus dated October 1, 2017. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 1.50% and 1.25% of the average daily net assets of the Fund’s Class A and Class I shares, respectively. This agreement is in effect until September 30, 2027, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would have been lower.

Oak Ridge International Small Cap Fund

FUND PERFORMANCE at May 31, 2018 (Unaudited) - Continued

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Oak Ridge Dynamic Small Cap Fund

FUND PERFORMANCE at May 31, 2018 (Unaudited)

This graph compares a hypothetical $1,000,000 investment in the Fund’s Class l shares, made at its inception, with a similar investment in the Russell 2000 Index. The performance graph above is shown for the Fund’s Class I Shares; Class A shares performance may vary. Results include the reinvestment of all dividends and capital gains.

The Russell 2000 Index measures the performance of primarily small cap U.S. stocks. The index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and it is not available for investment.

Average Annual Total Returns as of May 31, 2018	1 Year	3 Years	5 Years	Since Inception	Inception Date
Before deducting maximum sales charge
Class A*¹	25.59%	12.02%	15.68%	15.41%	12/01/15
Class I²	25.83%	12.27%	15.96%	15.69%	11/01/08
After deducting maximum sales charge
Class A*¹	18.40%	9.83%	14.32%	14.70%	12/01/15
Russell 2000 Index	20.76%	10.98%	12.18%	13.87%	11/01/08

*	The performance figures for Class A include the performance for Class I for the periods prior to the start date of Class A. Class A imposes higher expenses than that of Class I.
[1]	Maximum sales charge for Class A shares is 5.75%. No initial sales charge applies on investments of $500,000 or more, but a contingent deferred sales charge (“CDSC”) of 1.00% will be imposed on certain redemptions of such shares within 12 months of the date of purchase.
[2]	Class I shares do not have any initial or contingent deferred sales charge.

The Fund commenced investment operations on September 30, 2015 after the conversion of an account, the Algert Global U.S. Small Cap account (the “Predecessor Account”), into Class I shares of the Fund. The Predecessor Account commenced operations on November 1, 2008. Performance results shown in the graph and performance table above prior to September 30, 2015 reflect the performance of the Predecessor Account. The Predecessor Account was not registered under the 1940 Act and therefore was not subject to certain restrictions imposed by the 1940 Act on registered investment companies and by the Internal Revenue Code of 1986 on regulated investment companies. If the Predecessor Account had been registered under the 1940 Act, the Predecessor Account’s performance may have been adversely affected.

Oak Ridge Dynamic Small Cap Fund

FUND PERFORMANCE at May 31, 2018 (Unaudited) - Continued

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (855) 551-5521.

Gross and net expense ratios for Class A shares were 20.15% and 1.41%, respectively, and for Class I shares were 19.90% and 1.16%, respectively, which were the amounts stated in the current prospectus dated October 1, 2017. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 1.40% and 1.15% of the average daily net assets of the Fund’s Class A and Class I shares, respectively. This agreement is in effect until September 30, 2027, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would have been lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Oak Ridge Disciplined Growth Fund

FUND PERFORMANCE at May 31, 2018 (Unaudited)

This graph compares a hypothetical $1,000,000 investment in the Fund’s Class I shares, made at its inception, with a similar investment in the Russell 3000 Growth Index. Results include the reinvestment of all dividends and capital gains.

The Russell 3000 Growth Index is a market capitalization weighted index and includes companies that display signs of above average growth. The index is used to provide a gauge of the performance of growth stocks in the U.S. This index does not reflect expenses, fees, or sales charge, which would lower performance. The index is unmanaged and it is not available for investment.

Average Annual Total Returns as of May 31, 2018	1 Year	Since Inception	Inception Date
Class I	19.31%	16.27%	7/29/16
Russell 3000 Growth Index	21.32%	19.93%	7/29/16

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (855) 551-5521.

Gross and net expense ratios for the Class I shares were 45.42% and 0.97%, respectively, which were stated in the current prospectus dated October 1, 2017. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses does not exceed 0.95% of the average daily net assets of the Fund’s Class I shares. This agreement is in effect until September 30, 2027, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would have been lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund shares.

Oak Ridge Multi Strategy Fund

FUND PERFORMANCE at May 31, 2018 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund’s Class A shares (assumes the maximum sales load charged by the Fund) with a similar investment in the Russell 1000 Growth Index and the Russell 3000 Index during the periods shown. The performance graph above is shown for the Fund’s Class A Shares; Class I and Class C shares performance may vary. Results include the reinvestment of all dividends and capital gains.

The Russell 1000 Growth Index measures the performance of U.S. large cap growth stocks. The Russell 3000 Index is a market-capitalization-weighted equity index maintained by the FTSE Russell that provides exposure to the entire U.S. stock market. These indices do not reflect expenses, fees or sales charge, which would lower performance. The indices are unmanaged and they are not available for investment.

Average Annual Total Returns as of May 31, 2018	1 Year	5 Years	10 Years	Since Inception	Inception Date
Before deducting maximum sales charge
Class A¹	18.15%	12.30%	7.74%	5.25%	03/01/99
Class C²	17.30%	11.34%	6.79%	4.39%	03/01/99
Class I3	18.46%	12.41%	7.88%	5.40%	08/10/04
After deducting maximum sales charge
Class A¹	11.36%	10.98%	7.10%	4.93%	03/01/99
Class C²	16.30%	11.34%	6.79%	4.39%	03/01/99
Russell 1000 Growth Index	21.02%	15.69%	10.89%	5.61%	03/01/99
Russell 3000 Index	15.06%	12.85%	9.21%	6.65%	03/01/99

[1]	Maximum sales charge for Class A shares is 5.75%. No sales charge applies on investments of $500,000 or more, but a contingent deferred sales charge (“CDSC”) of 1.00% will be imposed on certain redemptions of such shares within 12 months of the date of purchase.

[2]	A CDSC of 1.00% will be charged on Class C Shares purchases that are redeemed in whole or in part within 12 months of the date of purchase.
[3]	Class I shares do not have any initial or contingent deferred sales charge.

The Fund acquired the assets and liabilities of the Pioneer Oak Ridge Large Cap Growth Fund (the “Predecessor Fund”) on October 17, 2014. As a result of the reorganization, the Fund is the accounting successor of the Predecessor Fund. Performance results shown in the graph and the performance table above for the period prior to October 17, 2014, reflect the performance of the Predecessor Fund.

Oak Ridge Multi Strategy Fund

FUND PERFORMANCE at May 31, 2018 (Unaudited) – Continued

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (855) 551-5521.

Gross and net expense ratios for Class A shares were 1.98% and 2.18%, respectively, for Class C shares were 2.55% and 2.75%, respectively, and for Class I shares were 1.61% and 1.81%, respectively, which were the amounts stated in the current prospectus dated October 1, 2017. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 1.20%, 2.10%, and 1.17% of the average daily net assets of the Fund’s Class A, Class C, and Class I shares, respectively. This agreement is in effect until September 30, 2027, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would have been lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Oak Ridge Dividend Growth Fund

FUND PERFORMANCE at May 31, 2018 (Unaudited)

This graph compares a hypothetical $1,000,000 investment in the Fund’s Class l shares, made at its inception, with a similar investment in the S&P 500 Index. The performance graph above is shown for the Fund’s Class I Shares; Class A shares performance may vary. Results include the reinvestment of all dividends and capital gains.

The S&P 500 Index measures the performance of primarily large cap U.S. stocks. The index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and it is not available for investment.

Average Annual Total Returns as of May 31, 2018	1 Year	3 Years	Since Inception	Inception Date
Before deducting maximum sales charge
Class A¹	15.64%	9.11%	11.23%	06/28/13
Class I²	15.89%	9.36%	11.70%	06/28/13
After deducting maximum sales charge
Class A¹	8.99%	6.97%	9.90%	06/28/13
S&P 500 Index	14.38%	10.97%	13.50%	06/28/13

[1]	Maximum sales charge for Class A shares is 5.75%. No initial sales charge applies on investments of $500,000 or more, but a contingent deferred sales charge (“CDSC”) of 1.00% will be imposed on certain redemptions of such shares within 12 months of the date of purchase.
[2]	Class I shares do not have any initial or contingent deferred sales charge.

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (855) 551-5521.

Gross and net expense ratios for Class A shares were 36.50% and 1.26%, respectively, and for Class I shares were 36.25% and 1.01%, respectively, which were the amounts stated in the current prospectus dated October 1, 2017. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 1.25% and 1.00% of the average daily net assets of the Fund’s Class A and Class I shares, respectively. This agreement is in effect until September 30, 2027, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would have been lower.

Oak Ridge Dividend Growth Fund

FUND PERFORMANCE at May 31, 2018 (Unaudited) - Continued

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Oak Ridge Small Cap Growth Fund

SCHEDULE OF INVESTMENTS

As of May 31, 2018

Number of Shares		Value

	Common Stocks – 95.6%
	Consumer Discretionary – 17.5%
325,000	American Eagle Outfitters, Inc.	$7,215,000
64,000	Bright Horizons Family Solutions, Inc.*	6,476,800
78,000	Burlington Stores, Inc.*	11,407,500
187,000	Duluth Holdings, Inc. - Class B*	3,242,580
140,000	Five Below, Inc.*	9,899,400
27,000	LKQ Corp.*	857,790
177,000	Ollie's Bargain Outlet Holdings, Inc.*	12,513,900
146,000	Planet Fitness, Inc. - Class A*	5,785,980
76,000	Pool Corp.	10,861,920
		68,260,870
	Consumer Staples – 3.8%
310,000	elf Beauty, Inc.*	5,843,500
220,000	Nomad Foods Ltd.*1	3,828,000
242,000	Sprouts Farmers Market, Inc.*	5,251,400
		14,922,900
	Energy – 1.9%
145,000	Matador Resources Co.*	4,070,150
74,000	RSP Permian, Inc.*	3,236,760
		7,306,910
	Financials – 6.0%
115,000	Ameris Bancorp	6,405,500
178,000	Home BancShares, Inc.	4,097,560
82,000	Pinnacle Financial Partners, Inc.	5,498,100
134,000	PRA Group, Inc.*	5,172,400
36,000	Stifel Financial Corp.	2,116,800
		23,290,360
	Health Care – 23.2%
10,000	ABIOMED, Inc.*	3,811,400
114,000	Acadia Healthcare Co., Inc.*	4,581,660
50,000	Adamas Pharmaceuticals, Inc.*	1,432,000
41,570	Clementia Pharmaceuticals, Inc.*1	589,047
186,000	Corcept Therapeutics, Inc.*	3,441,000
109,000	DBV Technologies S.A. - ADR*1	2,452,500
231,000	Globus Medical, Inc. - Class A*	12,832,050
78,000	La Jolla Pharmaceutical Co.*	2,433,600
80,000	Ligand Pharmaceuticals, Inc. - Class B*	15,378,400
74,000	Nevro Corp.*	5,823,060
216,000	Omnicell, Inc.*	10,054,800
66,000	Pacira Pharmaceuticals, Inc.*	2,260,500
16,000	Penumbra, Inc.*	2,574,400

Oak Ridge Small Cap Growth Fund

SCHEDULE OF INVESTMENTS – Continued

As of May 31, 2018

Number of Shares		Value

	Common Stocks (Continued)
	Health Care (Continued)
140,000	Retrophin, Inc.*	$3,921,400
62,000	Sage Therapeutics, Inc.*	9,466,780
53,000	Sarepta Therapeutics, Inc.*	4,974,050
78,000	Supernus Pharmaceuticals, Inc.*	4,395,300
		90,421,947
	Industrials – 16.4%
122,000	A.O. Smith Corp.	7,694,540
277,000	Advanced Disposal Services, Inc.*	6,476,260
113,000	ASGN Inc.*	8,701,000
155,000	Beacon Roofing Supply, Inc.*	6,494,500
170,000	Colfax Corp.*	5,198,600
36,000	John Bean Technologies Corp.	3,178,800
91,000	Saia, Inc.*	7,498,400
60,000	SiteOne Landscape Supply, Inc.*	4,539,000
48,000	Watsco, Inc.	8,832,960
275,000	Welbilt, Inc.*	5,354,250
		63,968,310
	Information Technology – 18.9%
80,000	Cavium, Inc.*	6,688,800
143,000	Envestnet, Inc.*	7,564,700
82,000	EPAM Systems, Inc.*	10,100,760
80,000	Euronet Worldwide, Inc.*	6,704,800
98,000	Fortinet, Inc.*	5,995,640
36,000	GrubHub, Inc.*	3,859,560
36,000	Littelfuse, Inc.	7,813,800
203,000	MaxLinear, Inc. - Class A*	3,725,050
47,000	Silicon Laboratories, Inc.*	4,963,200
62,000	WEX, Inc.*	10,900,220
63,000	Wix.com Ltd.*1	5,477,850
		73,794,380
	Real Estate – 1.2%
117,000	Terreno Realty Corp. - REIT	4,458,870

	Technology – 6.7%
35,000	2U, Inc.*	3,318,000
110,000	Bottomline Technologies de, Inc.*	5,231,600
130,000	Descartes Systems Group, Inc.*1	3,874,000
43,000	Lumentum Holdings, Inc.*	2,526,250
97,000	Mimecast Ltd.*1	4,323,290
38,000	New Relic, Inc.*	3,860,420

Oak Ridge Small Cap Growth Fund

SCHEDULE OF INVESTMENTS – Continued

As of May 31, 2018

Number of Shares		Value

	Common Stocks (Continued)
	Technology (Continued)
172,000	Quantenna Communications, Inc.*	$2,752,000
		25,885,560
	Total Common Stocks (Cost $246,930,204)	372,310,107

	Mutual Funds – 1.2%
370,607	Oak Ridge International Small Cap Fund - Class I2	4,714,121

	Total Mutual Funds (Cost $3,970,902)	4,714,121

Principal Amount
	Short-Term Investments – 3.7%
$14,379,608	UMB Money Market II Special, 1.48%[3]	14,379,608

	Total Short-Term Investments (Cost $14,379,608)	14,379,608

	Total Investments – 100.5% (Cost $265,280,714)	391,403,836
	Liabilities in Excess of Other Assets – (0.5)%	(1,831,096)

	Total Net Assets – 100.0%	$389,572,740

ADR – American Depository Receipt

REIT – Real Estate Investment Trust

*	Non-income producing security.
[1]	Foreign security denominated in U.S. Dollars.
[2]	Affiliated company.
[3]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Oak Ridge Small Cap Growth Fund

SUMMARY OF INVESTMENTS

As of May 31, 2018

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Health Care	23.2%
Information Technology	18.9%
Consumer Discretionary	17.5%
Industrials	16.4%
Technology	6.7%
Financials	6.0%
Consumer Staples	3.8%
Energy	1.9%
Real Estate	1.2%
Total Common Stocks	95.6%
Mutual Funds	1.2%
Short-Term Investments	3.7%
Total Investments	100.5%
Liabilities in Excess of Other Assets	(0.5)%
Total Net Assets	100.0%

 See accompanying Notes to Financial Statements.

Oak Ridge International Small Cap Fund

SCHEDULE OF INVESTMENTS

As of May 31, 2018

Number of Shares		Value

	Common Stocks – 97.8%
	Australia – 5.1%
63,383	Appen Ltd.	$489,405
360,146	Costa Group Holdings Ltd.	2,094,474
20,604	Elders Ltd.	137,900
74,806	IDP Education Ltd.	547,623
140,440	Regis Resources Ltd.	503,430
62,187	Sandfire Resources NL	408,686
164,502	SmartGroup Corp. Ltd.	1,403,299
60,347	Southern Cross Media Group Ltd.	59,101
123,069	SpeedCast International Ltd.	559,363
		6,203,281
	Austria – 0.9%
23,910	Oesterreichische Post A.G.	1,107,524

	Belgium – 0.1%
1,013	Barco N.V.	125,530

	China – 6.7%
1,446,000	Beijing Capital International Airport Co., Ltd. - Class H	2,138,617
1,828,000	China Communications Services Corp. Ltd. - Class H	1,176,994
102,000	China Shineway Pharmaceutical Group Ltd.	222,124
669,000	Fu Shou Yuan International Group Ltd.	745,494
34,000	Health and Happiness H&H International Holdings Ltd.*	267,250
89,500	Kerry Logistics Network Ltd.	131,685
2,616,000	Lonking Holdings Ltd.	1,310,802
2,496,000	Sinotrans Ltd. - Class H	1,416,157
232,000	Vitasoy International Holdings Ltd.	720,267
		8,129,390
	Denmark – 2.6%
72,449	GN Store Nord A/S	2,766,323
1,218	Rockwool International A/S - B Shares	429,295
		3,195,618
	Faroe Islands – 2.4%
54,753	Bakkafrost P/F	2,867,896

	Finland – 1.8%
69,968	Finnair OYJ	868,670
114,467	Outotec OYJ*	1,068,127
23,752	Ramirent OYJ	246,572
		2,183,369
	France – 1.2%
32,999	Beneteau S.A.	712,136
38,119	Derichebourg S.A.	231,281

Oak Ridge International Small Cap Fund

SCHEDULE OF INVESTMENTS – Continued

As of May 31, 2018

Number of Shares		Value

	Common Stocks (Continued)
	France (Continued)
2,536	Trigano S.A.	$503,998
		1,447,415
	Germany – 9.5%
18,547	Cancom S.E.	2,107,515
2,864	CTS Eventim A.G. & Co. KGaA	138,278
139,233	Deutz A.G.	1,132,875
27,886	Hamburger Hafen und Logistik A.G.	680,035
4,850	Isra Vision A.G.	246,923
31,717	Jenoptik A.G.	1,311,098
29,434	Rheinmetall A.G.	3,754,091
9,144	Siltronic A.G.	1,544,667
1,929	XING SE	606,618
		11,522,100
	Gibraltar – 0.7%
213,050	888 Holdings PLC	848,462

	Italy – 2.1%
32,986	Biesse S.p.A.	1,450,705
29,929	ERG S.p.A.	622,792
201,027	Piaggio & C S.p.A.	474,249
		2,547,746
	Japan – 32.9%
7,800	ADEKA Corp.	140,749
8,100	Alpine Electronics, Inc.	154,800
40,900	Bic Camera, Inc.	646,670
29,900	Cawachi Ltd.	669,545
45,700	DCM Holdings Co., Ltd.	459,163
57,500	Doutor Nichires Holdings Co., Ltd.	1,174,473
259,000	FIDEA Holdings Co., Ltd.	421,409
139,000	Hokuhoku Financial Group, Inc.	1,974,123
50,300	Iwatani Corp.	1,782,475
7,700	Japan Airport Terminal Co., Ltd.	355,325
163,800	JVC Kenwood Corp.	543,566
248,700	K's Holdings Corp.	3,017,732
162,700	Kewpie Corp.	3,934,951
15,300	Kohnan Shoji Co., Ltd.	370,879
11,000	Kura Corp.	835,225
64,700	Matsumotokiyoshi Holdings Co., Ltd.	3,128,391
16,200	Nanto Bank Ltd.	420,841
45,200	Nihon M&A Center, Inc.	1,487,484
28,400	Nishio Rent All Co., Ltd.	938,530
33,400	Nisshin Oillio Group Ltd.	954,856

Oak Ridge International Small Cap Fund

SCHEDULE OF INVESTMENTS – Continued

As of May 31, 2018

Number of Shares		Value

	Common Stocks (Continued)
	Japan (Continued)
120,700	Nissin Electric Co., Ltd.	$1,137,266
80,300	Okamura Corp.	1,209,095
13,200	Pigeon Corp.	649,170
176,200	Seino Holdings Co., Ltd.	3,320,403
149,200	Senko Group Holdings Co., Ltd.	1,195,959
6,800	Seria Co., Ltd.	328,795
18,700	Shinko Shoji Co., Ltd.	300,479
11,500	St Marc Holdings Co., Ltd.	298,640
17,200	Studio Alice Co., Ltd.	398,437
70,600	Teijin Ltd.	1,370,660
69,300	Tokyo Dome Corp.	668,251
84,100	UACJ Corp.	1,914,930
70,000	Unipres Corp.	1,489,636
56,900	Valor Holdings Co., Ltd.	1,375,622
6,800	Yamazen Corp.	69,885
23,100	Yuasa Trading Co., Ltd.	780,370
		39,918,785
	Netherlands – 3.6%
92,847	BE Semiconductor Industries N.V.	3,121,674
9,674	Eurocommercial Properties N.V.	399,672
747	TKH Group N.V.	50,213
84,388	TomTom N.V.*	814,087
		4,385,646
	Norway – 4.7%
4,073	Kongsberg Gruppen A.S.A.	85,913
31,178	Salmar A.S.A.	1,360,253
127,198	TGS Nopec Geophysical Co. A.S.A.	4,276,360
		5,722,526
	Singapore – 1.8%
453,700	Hi-P International Ltd.	474,404
106,000	Venture Corp. Ltd.	1,670,476
		2,144,880
	Spain – 2.1%
248,826	Ence Energia y Celulosa S.A.	1,960,588
49,677	Mediaset Espana Comunicacion S.A.	447,639
17,716	Talgo S.A.[1]	105,004
		2,513,231
	Sweden – 6.0%
70,144	Axfood A.B.	1,300,023
8,764	Hemfosa Fastigheter A.B.	113,387

Oak Ridge International Small Cap Fund

SCHEDULE OF INVESTMENTS – Continued

As of May 31, 2018

Number of Shares		Value

	Common Stocks (Continued)
	Sweden (Continued)
92,282	Mycronic A.B.	$1,020,228
20,061	Nolato A.B. - B Shares	1,742,437
151,402	Swedish Orphan Biovitrum A.B.*	3,079,852
		7,255,927
	Switzerland – 4.0%
7,939	Bobst Group S.A.	865,106
1,092	Inficon Holding A.G.*	614,361
209,408	OC Oerlikon Corp. A.G.*	3,382,483
		4,861,950
	United Kingdom – 9.6%
44,437	Bodycote PLC	586,842
617,456	boohoo.com PLC*	1,673,525
366,895	JD Sports Fashion PLC	1,856,665
161,860	Pagegroup PLC	1,140,314
290,361	SSP Group PLC	2,489,085
125,363	WH Smith PLC	3,229,476
160,949	William Hill PLC	684,616
		11,660,523
	Total Common Stocks (Cost $116,073,969)	118,641,799

	Total Investments – 97.8% (Cost $116,073,969)	118,641,799
	Other Assets in Excess of Liabilities – 2.2%	2,707,549

	Total Net Assets – 100.0%	$121,349,348

PLC – Public Limited Company

*	Non-income producing security.
[1]	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $105,004 which represents 0.08% of Net Assets.

See accompanying Notes to Financial Statements.

Oak Ridge International Small Cap Fund

SUMMARY OF INVESTMENTS

As of May 31, 2018

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Industrials	27.8%
Consumer Discretionary	22.3%
Consumer Staples	16.3%
Information Technology	7.9%
Materials	5.2%
Health Care	5.0%
Financials	3.6%
Energy	3.5%
Technology	3.4%
Telecommunication Services	1.0%
Communications	1.0%
Utilities	0.5%
Real Estate	0.3%
Total Common Stocks	97.8%
Total Investments	97.8%
Other Assets in Excess of Liabilities	2.2%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Oak Ridge Dynamic Small Cap Fund

SCHEDULE OF INVESTMENTS

As of May 31, 2018

Number of Shares		Value

	Common Stocks – 99.2%
	Consumer Discretionary – 11.2%
6,920	Boot Barn Holdings, Inc.*	$163,866
4,060	Caleres, Inc.	143,968
13,640	Carrols Restaurant Group, Inc.*	174,592
870	Deckers Outdoor Corp.*	98,449
2,728	Denny's Corp.*	41,602
910	Johnson Outdoors, Inc. - Class A	69,051
10,330	La-Z-Boy, Inc.	322,296
13,106	Malibu Boats, Inc. - Class A*	561,985
12,290	Modine Manufacturing Co.*	221,220
8,160	New Media Investment Group, Inc.	136,272
13,720	Skechers U.S.A., Inc. - Class A*	398,703
11,180	Tenneco, Inc.	493,932
8,030	William Lyon Homes - Class A*	191,515
6,162	Zumiez, Inc.*	149,429
		3,166,880
	Consumer Staples – 1.2%
640	Central Garden & Pet Co. - Class A*	24,326
1,470	Nu Skin Enterprises, Inc. - Class A	120,378
4,182	United Natural Foods, Inc.*	190,616
		335,320
	Energy – 6.1%
11,240	Delek U.S. Holdings, Inc.	626,967
6,740	Exterran Corp.*	185,754
17,750	Newpark Resources, Inc.*	192,587
9,260	Par Pacific Holdings, Inc.*	164,921
12,120	PBF Energy, Inc. - Class A	571,822
		1,742,051
	Financials – 14.0%
5,100	Ambac Financial Group, Inc.*	94,503
11,580	Bancorp, Inc.*	131,086
3,850	BankUnited, Inc.	162,354
13,230	Cathay General Bancorp	558,174
7,420	CenterState Bank Corp.	228,165
15,360	First Merchants Corp.	698,726
23,587	FNB Corp.	312,528
2,610	Heritage Commerce Corp.	44,527
6,030	Houlihan Lokey, Inc.	294,807
650	IBERIABANK Corp.	51,935
19,004	NMI Holdings, Inc. - Class A*	316,416
2,190	Peapack Gladstone Financial Corp.	75,555
2,690	Renasant Corp.	128,905

Oak Ridge Dynamic Small Cap Fund

SCHEDULE OF INVESTMENTS – Continued

As of May 31, 2018

Number of Shares		Value

	Common Stocks (Continued)
	Financials (Continued)
7,620	United Community Banks, Inc.	$247,345
17,430	Universal Insurance Holdings, Inc.	621,379
		3,966,405
	Health Care – 14.5%
2,410	Addus HomeCare Corp.*	137,973
1,630	Amedisys, Inc.*	124,451
11,030	CytomX Therapeutics, Inc.*	283,140
3,680	Enanta Pharmaceuticals, Inc.*	367,227
14,870	Genomic Health, Inc.*	593,610
12,340	Halozyme Therapeutics, Inc.*	227,056
28,692	Innoviva, Inc.*	424,355
7,941	Integer Holdings Corp.*	524,106
3,940	Medpace Holdings, Inc.*	166,110
5,010	NanoString Technologies, Inc.*	64,579
3,654	Phibro Animal Health Corp. - Class A	165,161
3,732	Pieris Pharmaceuticals, Inc.*	20,974
24,854	Quality Systems, Inc.*	437,430
6,680	Retrophin, Inc.*	187,107
13,044	STAAR Surgical Co.*	388,059
		4,111,338
	Industrials – 28.0%
10,720	Applied Industrial Technologies, Inc.	747,720
4,820	Atkore International Group, Inc.*	104,112
10,470	Brady Corp. - Class A	408,330
5,160	Comfort Systems USA, Inc.	241,746
4,430	Echo Global Logistics, Inc.*	123,154
11,527	Federal Signal Corp.	275,380
2,694	Forward Air Corp.	159,808
11,820	H&E Equipment Services, Inc.	408,617
13,600	Harsco Corp.*	333,200
13,810	Hub Group, Inc. - Class A*	689,810
24,840	Interface, Inc.	563,868
1,740	Kadant, Inc.	169,737
7,690	Kforce, Inc.	258,769
9,870	Knoll, Inc.	199,374
11,000	Korn/Ferry International	601,480
3,810	Landstar System, Inc.	432,054
3,770	McGrath RentCorp	245,352
5,800	Patrick Industries, Inc.*	351,480
5,120	Resources Connection, Inc.	85,248
8,290	Spartan Motors, Inc.	128,495

Oak Ridge Dynamic Small Cap Fund

SCHEDULE OF INVESTMENTS – Continued

As of May 31, 2018

Number of Shares		Value

	Common Stocks (Continued)
	Industrials (Continued)
19,980	Universal Forest Products, Inc.	$734,864
11,670	WESCO International, Inc.*	692,614
		7,955,212
	Information Technology – 14.5%
26,077	A10 Networks, Inc.*	167,675
24,250	Amkor Technology, Inc.*	220,675
8,270	Axcelis Technologies, Inc.*	175,738
14,920	Diodes, Inc.*	510,861
18,535	Extreme Networks, Inc.*	159,586
14,098	Five9, Inc.*	491,879
5,328	Kemet Corp.*	106,453
5,470	LivePerson, Inc.*	105,845
882	MKS Instruments, Inc.	98,960
8,850	Nanometrics, Inc.*	371,434
670	RingCentral, Inc. - Class A*	50,753
2,800	SPS Commerce, Inc.*	208,404
3,799	Systemax, Inc.	125,443
15,781	Verint Systems, Inc.*	665,958
46,863	Xcerra Corp.*	645,304
		4,104,968
	Materials – 4.2%
4,418	Boise Cascade Co.	210,739
9,140	Ferro Corp.*	187,004
4,280	Innospec, Inc.	328,276
1,970	Koppers Holdings, Inc.*	79,391
3,442	Kronos Worldwide, Inc.	85,155
5,490	Materion Corp.	299,480
		1,190,045
	Technology – 5.3%
5,197	Limelight Networks, Inc.*	25,465
2,520	New Relic, Inc.*	256,007
23,908	Perficient, Inc.*	624,238
19,020	Syntel, Inc.*	599,130
		1,504,840
	Utilities – 0.2%
604	Chesapeake Utilities Corp.	48,229

	Total Common Stocks (Cost $25,171,185)	28,125,288

Oak Ridge Dynamic Small Cap Fund

SCHEDULE OF INVESTMENTS – Continued

As of May 31, 2018

Number of Shares		Value

	Rights – 0.0%
7,920	First Eagle Holdings, Inc.*1	$7,524

	Total Rights (Cost $—)	7,524

Principal Amount

	Short-Term Investments – 1.7%
$479,829	UMB Money Market II Special, 1.48%[2]	479,829

	Total Short-Term Investments (Cost $479,829)	479,829

	Total Investments – 100.9% (Cost $25,651,014)	28,612,641
	Liabilities in Excess of Other Assets – (0.9)%	(253,897)

	Total Net Assets – 100.0%	$28,358,744

*	Non-income producing security.
[1]	Level 3 securities fair valued under procedures established by the Board of Trustees, represents 0.03% of Net Assets. The total value of these securities is $7,524.
[2]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Oak Ridge Dynamic Small Cap Fund

SUMMARY OF INVESTMENTS

As of May 31, 2018

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Industrials	28.0%
Health Care	14.5%
Information Technology	14.5%
Financials	14.0%
Consumer Discretionary	11.2%
Energy	6.1%
Technology	5.3%
Materials	4.2%
Consumer Staples	1.2%
Utilities	0.2%
Total Common Stocks	99.2%
Rights	0.0%
Short-Term Investments	1.7%
Total Investments	100.9%
Liabilities in Excess of Other Assets	(0.9)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Oak Ridge Disciplined Growth Fund

SCHEDULE OF INVESTMENTS

As of May 31, 2018

Number of Shares		Value

	Common Stocks – 96.1%
	Consumer Discretionary – 16.3%
469	Amazon.com, Inc.*	$764,292
6,450	Comcast Corp. - Class A	201,111
4,317	LKQ Corp.*	137,151
537	Netflix, Inc.*	188,809
4,086	Ross Stores, Inc.	322,304
1,253	Ulta Beauty, Inc.*	309,378
2,912	VF Corp.	236,338
2,022	Yum! Brands, Inc.	164,449
		2,323,832
	Consumer Staples – 4.5%
4,517	Coca-Cola Co.	194,231
1,595	Costco Wholesale Corp.	316,193
2,464	Unilever PLC - ADR[1]	136,210
		646,634
	Energy – 0.9%
1,079	EOG Resources, Inc.	127,117

	Financials – 1.8%
3,696	Intercontinental Exchange, Inc.	262,009

	Health Care – 20.6%
1,980	AbbVie, Inc.	195,901
653	ABIOMED, Inc.*	248,884
1,327	Acadia Healthcare Co., Inc.*	53,332
1,290	Alexion Pharmaceuticals, Inc.*	149,808
4,090	Corcept Therapeutics, Inc.*	75,665
2,180	Danaher Corp.	216,430
2,480	Eli Lilly & Co.	210,899
4,844	Globus Medical, Inc. - Class A*	269,084
885	Incyte Corp.*	60,419
774	Ligand Pharmaceuticals, Inc. - Class B*	148,786
1,379	Nevro Corp.*	108,514
1,527	Pacira Pharmaceuticals, Inc.*	52,300
2,085	Sage Therapeutics, Inc.*	318,359
1,880	Stryker Corp.	327,158
2,127	UnitedHealth Group, Inc.	513,692
		2,949,231
	Industrials – 12.4%
3,549	AMETEK, Inc.	259,183
2,817	Fortive Corp.	204,768
1,885	Illinois Tool Works, Inc.	270,874
663	TransDigm Group, Inc.	221,515

Oak Ridge Disciplined Growth Fund

SCHEDULE OF INVESTMENTS – Continued

As of May 31, 2018

Number of Shares		Value

	Common Stocks (Continued)
	Industrials (Continued)
1,453	Verisk Analytics, Inc. - Class A*	$154,367
5,976	Waste Connections, Inc.[1]	459,435
1,864	XPO Logistics, Inc.*	196,186
		1,766,328
	Information Technology – 37.7%
411	Alphabet, Inc. - Class A*	452,100
426	Alphabet, Inc. - Class C*	462,206
1,811	ANSYS, Inc.*	294,831
5,465	Apple, Inc.	1,021,245
490	Broadcom Ltd.	123,514
2,622	Cognizant Technology Solutions Corp. - Class A	197,568
3,001	EPAM Systems, Inc.*	369,663
1,695	Facebook, Inc. - Class A*	325,067
1,311	Fidelity National Information Services, Inc.	134,010
2,475	Fortinet, Inc.*	151,420
895	KLA-Tencor Corp.	101,341
4,001	MaxLinear, Inc. - Class A*	73,418
8,445	Microsoft Corp.	834,704
1,790	PayPal Holdings, Inc.*	146,905
1,685	salesforce.com, Inc.*	217,921
3,680	Visa, Inc. - Class A	481,050
		5,386,963
	Materials – 1.9%
1,916	Ecolab, Inc.	273,241

	Total Common Stocks (Cost $11,399,267)	13,735,355

Principal Amount

	Short-Term Investments – 4.2%
$597,188	UMB Money Market II Special, 1.48%[2]	597,188

	Total Short-Term Investments (Cost $597,188)	597,188

	Total Investments – 100.3% (Cost $11,996,455)	14,332,543
	Liabilities in Excess of Other Assets – (0.3)%	(47,873)

	Total Net Assets – 100.0%	$14,284,670

ADR – American Depository Receipt

PLC – Public Limited Company

*	Non-income producing security.

Oak Ridge Disciplined Growth Fund

SCHEDULE OF INVESTMENTS – Continued

As of May 31, 2018

[1]	Foreign security denominated in U.S. Dollars.
[2]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Oak Ridge Disciplined Growth Fund

SUMMARY OF INVESTMENTS

As of May 31, 2018

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Information Technology	37.7%
Health Care	20.6%
Consumer Discretionary	16.3%
Industrials	12.4%
Consumer Staples	4.5%
Materials	1.9%
Financials	1.8%
Energy	0.9%
Total Common Stocks	96.1%
Short-Term Investments	4.2%
Total Investments	100.3%
Liabilities in Excess of Other Assets	(0.3)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Oak Ridge Multi Strategy Fund

SCHEDULE OF INVESTMENTS

As of May 31, 2018

Number of Shares		Value

	Mutual Funds – 99.0%
1,062,133	Oak Ridge Disciplined Growth Fund - Class I1	$13,977,674
613,545	Oak Ridge Dividend Growth Fund - Class I1	9,601,977
1,773,798	Oak Ridge Dynamic Small Cap Fund - Class I1	26,855,297
922,808	Oak Ridge Global Resources & Infrastructure Fund - Class I1	12,227,212
271,293	Oak Ridge International Small Cap Fund - Class I1	3,450,847
48,959	Wavelength Interest Rate Neutral Fund	488,122

	Total Mutual Funds (Cost $57,005,695)	66,601,129

Principal Amount

	Short-Term Investments – 1.3%
$858,981	UMB Money Market II Special, 1.48%[2]	858,981

	Total Short-Term Investments (Cost $858,981)	858,981

	Total Investments – 100.3% (Cost $57,864,676)	67,460,110
	Liabilities in Excess of Other Assets – (0.3)%	(208,799)

	Total Net Assets – 100.0%	$67,251,311

[1]	Affiliated company.
[2]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Oak Ridge Multi Strategy Fund

SUMMARY OF INVESTMENTS

As of May 31, 2018

Security Type/Sector	Percent of Total Net Assets
Mutual Funds	99.0%
Short-Term Investments	1.3%
Total Investments	100.3%
Liabilities in Excess of Other Assets	(0.3)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Oak Ridge Dividend Growth Fund

SCHEDULE OF INVESTMENTS

As of May 31, 2018

Number of Shares		Value

	Common Stocks – 91.9%
	Consumer Discretionary – 7.9%
1,857	Home Depot, Inc.	$346,423
3,036	VF Corp.	246,402
2,074	Walt Disney Co.	206,301
		799,126
	Consumer Staples – 7.5%
6,092	Coca-Cola Co.	261,956
3,594	Kraft Heinz Co.	206,583
5,333	Unilever PLC - ADR[1]	294,808
		763,347
	Energy – 7.0%
2,014	Chevron Corp.	250,340
2,614	Exxon Mobil Corp.	212,361
15,264	Kinder Morgan, Inc.	254,604
		717,305
	Financials – 16.7%
869	BlackRock, Inc.	464,246
7,949	Blackstone Group LP	253,812
2,869	CME Group, Inc.	467,360
4,852	JPMorgan Chase & Co.	519,212
		1,704,630
	Health Care – 15.6%
2,949	AbbVie, Inc.	291,774
3,258	Eli Lilly & Co.	277,061
3,487	Novartis A.G. - ADR[1]	259,851
2,253	Stryker Corp.	392,067
1,500	UnitedHealth Group, Inc.	362,265
		1,583,018
	Industrials – 6.4%
887	Boeing Co.	312,366
2,324	Illinois Tool Works, Inc.	333,959
		646,325
	Information Technology – 28.5%
3,249	Analog Devices, Inc.	315,738
1,962	Apple, Inc.	366,639
2,689	Automatic Data Processing, Inc.	349,624
7,970	Cisco Systems, Inc.	340,398
2,972	Fidelity National Information Services, Inc.	303,798
7,774	Intel Corp.	429,125
4,765	Microsoft Corp.	470,972

Oak Ridge Dividend Growth Fund

SCHEDULE OF INVESTMENTS – Continued

As of May 31, 2018

Number of Shares		Value

	Common Stocks (Continued)
	Information Technology (Continued)
5,607	QUALCOMM, Inc.	$325,879
		2,902,173
	Telecommunication Services – 2.3%
4,979	Verizon Communications, Inc.	237,349

	Total Common Stocks (Cost $8,235,334)	9,353,273

Principal Amount

	Short-Term Investments – 8.2%
$835,294	UMB Money Market II Special, 1.48%[2]	835,294

	Total Short-Term Investments (Cost $835,294)	835,294

	Total Investments – 100.1% (Cost $9,070,628)	10,188,567
	Liabilities in Excess of Other Assets – (0.1)%	(6,419)

	Total Net Assets – 100.0%	$10,182,148

ADR – American Depository Receipt

LP – Limited Partnership

PLC – Public Limited Company

[1]	Foreign security denominated in U.S. Dollars.
[2]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Oak Ridge Dividend Growth Fund

SUMMARY OF INVESTMENTS

As of May 31, 2018

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Information Technology	28.5%
Financials	16.7%
Health Care	15.6%
Consumer Discretionary	7.9%
Consumer Staples	7.5%
Energy	7.0%
Industrials	6.4%
Telecommunication Services	2.3%
Total Common Stocks	91.9%
Short-Term Investments	8.2%
Total Investments	100.1%
Liabilities in Excess of Other Assets	(0.1)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES

As of May 31, 2018

	Oak Ridge Small Cap Growth Fund	Oak Ridge International Small Cap Fund	Oak Ridge Dynamic Small Cap Fund
Assets:
Investments, at cost	$261,309,812	$116,073,969	$25,651,014
Investments in affiliated issuers, at cost	3,970,902	-	-
Investments, at value	$386,689,715	$118,641,799	$28,612,641
Investments in affiliated issuers, at value	4,714,121	-	-
Receivables:
Investment securities sold	1,507	7,137,822	725,364
Fund shares sold	133,749	133,771	-
Dividends and interest	87,679	589,324	25,656
Due from Advisor	-	-	207
Prepaid expenses	25,615	18,192	11,101
Total assets	391,652,386	126,520,908	29,374,969

Liabilities:
Payables:
Investment securities purchased	-	4,608,237	958,610
Fund shares redeemed	1,263,810	25,266	-
Due to custodian	-	340,861	-
Due to Advisor	-	-	8,839
Advisory fees	392,715	118,077	-
Distribution fees - Class A (Note 8)	32,892	4,120	16
Distribution fees - Class C (Note 8)	26,497	-	-
Shareholder servicing fees (Note 7)	-	9,200	2,611
Transfer agent fees and expenses (Note 2)	224,074	7,952	7,100
Fund administration fees	23,734	4,284	4,527
Auditing fees	18,287	17,882	17,882
Fund accounting fees	15,232	14,313	5,421
Custody fees	8,632	12,298	4,617
Trustees' fees and expenses	3,862	798	1,023
Trustees' deferred compensation (Note 4)	1,102	935	907
Chief Compliance Officer fees	865	73	63
Accrued other expenses	67,944	7,264	4,609
Total liabilities	2,079,646	5,171,560	1,016,225

Net Assets	$389,572,740	$121,349,348	$28,358,744

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$264,227,688	$114,971,491	$22,919,806
Accumulated net investment income (loss)	-	978,710	-
Accumulated net realized gain (loss) on investments and foreign currency transactions	(778,070)	2,842,322	2,477,311
Net unrealized appreciation (depreciation) on:
Investments	125,379,903	2,567,830	2,961,627
Foreign currency translations	-	(11,005)	-
Affiliated issuers	743,219	-	-
Net Assets	$389,572,740	$121,349,348	$28,358,744

See accompanying Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES - Continued

As of May 31, 2018

	Oak Ridge Small Cap Growth Fund	Oak Ridge International Small Cap Fund	Oak Ridge Dynamic Small Cap Fund
Maximum Offering Price per Share:
Class A Shares:
Net assets applicable to shares outstanding	$162,714,491	$20,462,519	$80,041
Shares of beneficial interest issued and outstanding	9,656,134	1,611,250	5,315
Redemption price per share*	16.85	12.70	15.06
Maximum sales charge (5.75% of offering price)**	1.03	0.77	0.92
Maximum offering price to public	$17.88	$13.47	$15.98

Class C Shares:
Net assets applicable to shares outstanding	$30,498,112	$-	$-
Shares of beneficial interest issued and outstanding	4,176,826	-	-
Redemption price per share***	$7.30	$-	$-

Class I Shares:
Net assets applicable to shares outstanding	$172,934,532	$100,886,829	$28,278,703
Shares of beneficial interest issued and outstanding	9,454,361	7,928,671	1,867,354
Redemption price per share	$18.29	$12.72	$15.14

Class K Shares:
Net assets applicable to shares outstanding	$23,425,605	$-	$-
Shares of beneficial interest issued and outstanding	1,298,049	-	-
Redemption price per share	$18.05	$-	$-

*	No sales charge applies on investments of $500,000 or more, but a Contingent Deferred Sales Charge ("CDSC") of 1% may be imposed on certain redemptions of such shares within 12 months of the date of purchase.
**	On sales of $50,000 or more, the sales charge will be reduced.
***	A Contingent Deferred Sales Charge ("CDSC") of 1% may be charged on share purchases that are redeemed in whole or in part within 12 months of purchase.

See accompanying Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES - Continued

As of May 31, 2018

	Oak Ridge Disciplined Growth Fund	Oak Ridge Multi Strategy Fund	Oak Ridge Dividend Growth Fund
Assets:
Investments, at cost	$11,996,455	$1,351,957	$9,070,628
Investments in affiliated issuers, at cost	-	56,512,719	-
Investments, at value	$14,332,543	$1,347,103	$10,188,567
Investments in affiliated issuers, at value	-	66,113,007	-
Receivables:
Investment securities sold	-	-	-
Fund shares sold	-	23,942	-
Dividends and interest	9,251	1,114	23,375
Due from Advisor	-	405	6,112
Prepaid expenses	14,779	12,866	4,314
Total assets	14,356,573	67,498,437	10,222,368

Liabilities:
Payables:
Investment securities purchased	-	-	-
Fund shares redeemed	-	118,363	-
Due to custodian	-	-	-
Due to Advisor	35,193	-	-
Advisory fees	-	-	-
Distribution fees - Class A (Note 8)	-	8,698	30
Distribution fees - Class C (Note 8)	-	11,201	-
Shareholder servicing fees (Note 7)	1,087	-	1,736
Transfer agent fees and expenses (Note 2)	2,933	48,191	4,997
Fund administration fees	3,640	6,704	4,537
Auditing fees	18,138	18,948	18,277
Fund accounting fees	2,781	6,465	3,660
Custody fees	1,635	3,522	1,339
Trustees' fees and expenses	344	2,233	697
Trustees' deferred compensation (Note 4)	862	884	860
Chief Compliance Officer fees	488	1,122	661
Accrued other expenses	4,802	20,795	3,426
Total liabilities	71,903	247,126	40,220

Net Assets	$14,284,670	$67,251,311	$10,182,148

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with anunlimited number of shares authorized)	$11,948,749	$31,107,472	$8,989,112
Accumulated net investment income (loss)	(6,142)	-	23,439
Accumulated net realized gain (loss) on investments and foreign currency transactions	5,975	26,548,405	51,658
Net unrealized appreciation (depreciation) on:
Investments	2,336,088	(4,854)	1,117,939
Foreign currency translations	-	-	-
Affiliated issuers	-	9,600,288	-
Net Assets	$14,284,670	$67,251,311	$10,182,148

See accompanying Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES - Continued

As of May 31, 2018

	Oak Ridge Disciplined Growth Fund	Oak Ridge Multi Strategy Fund	Oak Ridge Dividend Growth Fund
Maximum Offering Price per Share:
Class A Shares:
Net assets applicable to shares outstanding	$-	$41,570,369	$146,056
Shares of beneficial interest issued and outstanding	-	1,542,621	9,399
Redemption price per share*	-	26.95	15.54
Maximum sales charge (5.75% of offering price)**	-	1.64	0.95
Maximum offering price to public	$-	$28.59	$16.49

Class C Shares:
Net assets applicable to shares outstanding	$-	$13,247,428	$-
Shares of beneficial interest issued and outstanding	-	553,319	-
Redemption price per share***	$-	$23.94	$-

Class I Shares:
Net assets applicable to shares outstanding	$14,284,670	$12,433,514	$10,036,092
Shares of beneficial interest issued and outstanding	1,085,861	451,711	641,280
Redemption price per share	$13.16	$27.53	$15.65

*	No sales charge applies on investments of $500,000 or more, but a Contingent Deferred Sales Charge ("CDSC") of 1% may be imposed on certain redemptions of such shares within 12 months of the date of purchase.
**	On sales of $50,000 or more, the sales charge will be reduced.
***	A Contingent Deferred Sales Charge ("CDSC") of 1% may be charged on share purchases that are redeemed in whole or in part within 12 months of purchase.

See accompanying Notes to Financial Statements.

STATEMENTS OF OPERATIONS

For the Year Ended May 31, 2018

	Oak Ridge Small Cap Growth Fund	Oak Ridge International Small Cap Fund	Oak Ridge Dynamic Small Cap Fund
Investment Income:
Dividends (net of foreign withholding taxes of $3,000, $246,094 and $0, respectively)	$2,854,739	$2,375,317	$272,122
Dividends from affiliated regulated investment companies	151,314	-	-
Interest	232,785	28,068	5,232
Total investment income	3,238,838	2,403,385	277,354

Expenses:
Advisory fees	6,419,261	887,250	213,705
Transfer agent fees and expenses	115,743	51,489	41,778
Transfer agent fees and expenses - Class A (Note 2)	401,708	-	-
Transfer agent fees and expenses - Class C (Note 2)	64,294	-	-
Transfer agent fees and expenses - Class I (Note 2)	488,768	-	-
Distribution fees - Class A (Note 8)	500,546	27,055	183
Distribution fees - Class C (Note 8)	381,155	-	-
Fund administration fees	301,094	53,072	35,179
Fund accounting fees	108,491	93,807	34,812
Registration fees	77,360	49,261	36,500
Custody fees	68,610	138,708	16,031
Shareholder reporting fees	52,970	2,800	1,000
Auditing fees	18,750	17,502	17,502
Miscellaneous	11,485	5,380	3,949
Trustees' fees and expenses	11,330	8,202	9,099
Legal fees	7,789	14,151	17,608
Chief Compliance Officer fees	4,552	4,449	5,449
Insurance fees	3,868	1,230	1,150
Shareholder servicing fees (Note 7)	-	31,670	14,204
Offering costs	-	-	-

Total expenses	9,037,774	1,386,026	448,149
Less fees waived and expenses reimbursed	-	(249,905)	(174,897)
Affiliated fund fee waived (Note 4)	(131,895)	-	-
Advisory fees recovered (Note 4)	132,651	-	-
Net expenses	9,038,530	1,136,121	273,252
Net investment income (loss)	(5,799,692)	1,267,264	4,102

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	376,300,346	7,290,773	2,473,452
Foreign currency transactions	-	(36,281)	-
Affiliated issuers	7,645,092	-	-
Net realized gain	383,945,438	7,254,492	2,473,452

Capital gain distributions from affiliated regulated investment companies	1,076,546	-	-

Net change in unrealized appreciation/depreciation on:
Investments	(235,333,868)	(3,215,054)	2,886,739
Foreign currency translations	-	(11,722)	-
Affiliated issuers	(6,107,465)	-	-
Net change in unrealized appreciation/depreciation	(241,441,333)	(3,226,776)	2,886,739

Net increase from payment by affilliate (Note 4)	-	41	-

Net realized and unrealized gain	143,580,651	4,027,757	5,360,191

Net Increase in Net Assets from Operations	$137,780,959	$5,295,021	$5,364,293

See accompanying Notes to Financial Statements.

STATEMENTS OF OPERATIONS - Continued

For the Year Ended May 31, 2018

	Oak Ridge Disciplined Growth Fund	Oak Ridge Multi Strategy Fund	Oak Ridge Dividend Growth Fund
Investment Income:
Dividends (net of foreign withholding taxes of $580, $0 and $1,629, respectively)	$127,707	$80,893	$200,264
Dividends from affiliated regulated investment companies	-	243,198	-
Interest	6,205	9,817	4,641
Total investment income	133,912	333,908	204,905

Expenses:
Advisory fees (Note 4)	90,747	71,655	59,196
Transfer agent fees and expenses	19,982	-	41,420
Transfer agent fees and expenses - Class A (Note 2)	-	79,662	-
Transfer agent fees and expenses - Class C (Note 2)	-	22,696	-
Transfer agent fees and expenses - Class I (Note 2)	-	30,238	-
Distribution fees - Class A (Note 8)	-	102,533	342
Distribution fees - Class C (Note 8)	-	130,625	-
Fund administration fees	29,813	36,588	34,810
Fund accounting fees	22,366	37,087	25,229
Registration fees	26,905	38,850	6,500
Custody fees	8,771	11,005	8,092
Shareholder reporting fees	750	20,099	1,800
Auditing fees	18,252	17,750	17,750
Miscellaneous	3,000	5,000	4,701
Trustees' fees and expenses	7,501	9,201	7,501
Legal fees	14,001	72,730	13,436
Chief Compliance Officer fees	4,502	2,851	4,449
Insurance fees	1,150	1,314	1,150
Shareholder servicing fees (Note 7)	7,147	-	4,910
Offering costs	3,070	-	-

Total expenses	257,957	689,884	231,286
Less fees waived and expenses reimbursed	(134,795)	-	(152,014)
Affiliated fund fee waived (Note 4)	-	-	-
Advisory fees recovered	-	127,905	-
Net expenses	123,162	817,789	79,272
Net investment income (loss)	10,750	(483,881)	125,633

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	5,652	26,120,328	39,046
Foreign currency transactions	-	-	-
Affiliated issuers	-	481,010	-
Net realized gain	5,652	26,601,338	39,046

Capital gain distributions from affiliated regulated investment companies	-	518,511	-

Net change in unrealized appreciation/depreciation on:
Investments	2,301,875	(25,146,652)	1,011,233
Foreign currency translations	-	-	-
Affiliated issuers	-	9,600,288	-
Net change in unrealized appreciation/depreciation	2,301,875	(15,546,364)	1,011,233

Net increase from payment by affilliate (Note 4)	-	-	-

Net realized and unrealized gain	2,307,527	11,573,485	1,050,279

Net Increase in Net Assets from Operations	$2,318,277	$11,089,604	$1,175,912

See accompanying Notes to Financial Statements.

Oak Ridge Small Cap Growth Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended May 31, 2018	For the Year Ended May 31, 2017

Increase (Decrease) in Net Assets from:
Operations:
Net investment loss	$(5,799,692)	$(12,798,022)
Net realized gain on investments and affiliated issuers	383,945,438	165,391,235
Capital gain distributions from regulated investment companies	1,076,546	106,350
Net change in unrealized appreciation/depreciation on investments and affiliated issuers	(241,441,333)	(18,894,379)
Net increase in net assets resulting from operations	137,780,959	133,805,184

Distributions to Shareholders:
From net realized gain:
Class A	(115,701,928)	(17,857,609)
Class C	(30,191,676)	(4,610,236)
Class I1	(164,004,759)	(72,554,446)
Class K	(39,460,921)	(9,720,377)
Total distributions to shareholders	(349,359,284)	(104,742,668)

Capital Transactions:
Net proceeds from shares sold:
Class A	34,465,741	30,858,279
Class C	3,837,915	2,240,192
Class I1	94,465,028	281,049,316
Class K	9,938,798	60,341,131
Reinvestment of distributions:
Class A	104,647,840	16,658,106
Class C	27,041,226	3,957,491
Class I1	152,794,760	69,456,408
Class K	34,402,662	8,997,580
Cost of shares redeemed:
Class A	(145,582,702)	(165,578,273)
Class C	(24,082,882)	(30,336,675)
Class I1	(1,023,348,800)	(992,606,093)
Class K	(99,462,440)	(109,017,343)
Net decrease in net assets from capital transactions	(830,882,854)	(823,979,881)

Total decrease in net assets	(1,042,461,179)	(794,917,365)

Net Assets:
Beginning of period	1,432,033,919	2,226,951,284
End of period	$389,572,740	$1,432,033,919

Accumulated net investment income (loss)	$-	$(4,727,843)

See accompanying Notes to Financial Statements.

Oak Ridge Small Cap Growth Fund

STATEMENTS OF CHANGES IN NET ASSETS - Continued

	For the Year Ended May 31, 2018	For the Year Ended May 31, 2017

Capital Share Transactions:
Shares sold:
Class A	1,951,967	897,228
Class C	547,259	83,284
Class I1	3,295,240	7,870,660
Class K	407,444	1,692,653
Shares reinvested:
Class A	6,944,117	497,554
Class C	4,128,431	151,454
Class I1	9,350,964	2,013,813
Class K	2,134,160	262,780
Shares redeemed:
Class A	(6,332,636)	(4,800,709)
Class C	(2,232,317)	(1,124,284)
Class I1	(32,703,504)	(27,822,613)
Class K	(4,196,274)	(3,086,594)
Net decrease in capital share transactions	(16,705,149)	(23,364,774)

[1]	Effective September 30, 2015, the Class Y shares were re-designated as Class I shares.

See accompanying Notes to Financial Statements.

Oak Ridge International Small Cap Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended May 31, 2018	For the Year Ended May 31, 2017

Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$1,267,264	$425,810
Net realized gain on investments and foreign currency transactions	7,254,492	2,823,963
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(3,226,776)	3,363,442
Net increase from reimbursement by affiliate for investment transaction loss (Note 4)	41	-
Net increase in net assets resulting from operations	5,295,021	6,613,215

Distributions to Shareholders:
From net investment income:
Class A	(85,583)	(14,752)
Class I	(834,079)	(339,523)
From net realized gain:
Class A	(707,421)	(5,723)
Class I	(5,934,190)	(112,277)
Total distributions to shareholders	(7,561,273)	(472,275)

Capital Transactions:
Net proceeds from shares sold:
Class A	18,390,380	3,202,335
Class I	93,211,278	15,530,479
Reinvestment of Distributions:
Class A	793,004	20,475
Class I	6,764,641	451,799
Cost of shares redeemed:
Class A	(3,118,965)	(940,492)
Class I	(47,125,490)	(286,822)
Net increase in net assets from capital transactions	68,914,848	17,977,774

Total increase in net assets	66,648,596	24,118,714

Net Assets:
Beginning of period	54,700,752	30,582,038
End of period	$121,349,348	$54,700,752

Accumulated net investment income	$978,710	$272,616

Capital Share Transactions:
Shares sold:
Class A	1,402,197	270,168
Class I	7,018,641	1,316,915
Shares reinvested:
Class A	62,245	1,896
Class I	530,560	41,833
Shares redeemed:
Class A	(232,267)	(89,481)
Class I	(3,546,879)	(24,942)
Net increase in capital share transactions	5,234,497	1,516,389

See accompanying Notes to Financial Statements.

Oak Ridge Dynamic Small Cap Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended May 31, 2018	For the Year Ended May 31, 2017

Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$4,102	$(2,437)
Net realized gain on investments	2,473,452	122,184
Net change in unrealized appreciation/depreciation on investments	2,886,739	62,681
Net increase in net assets resulting from operations	5,364,293	182,428

Distributions to Shareholders:
From net realized gain:
Class A	(242)	(122)
Class I	(87,378)	(2,917)
Total distributions to shareholders	(87,620)	(3,039)

Capital Transactions:
Net proceeds from shares sold:
Class A	1,037	48,902
Class I	24,283,960	214,021
Reinvestment of Distributions:
Class A	242	122
Class I	87,378	2,917
Cost of shares redeemed:
Class A	(5,337)	(19,869)
Class I	(2,519,847)	(21,665)
Net increase in net assets from capital transactions	21,847,433	224,428

Total increase in net assets	27,124,106	403,817

Net Assets:
Beginning of period	1,234,638	830,821
End of period	$28,358,744	$1,234,638

Accumulated net investment income	$-	$-

Capital Share Transactions:
Shares sold:
Class A	70	4,051
Class I	1,944,867	18,400
Shares reinvested:
Class A	18	10
Class I	6,355	240
Shares redeemed:
Class A	(390)	(1,650)
Class I	(180,527)	(2,031)
Net increase in capital share transactions	1,770,393	19,020

See accompanying Notes to Financial Statements.

Oak Ridge Disciplined Growth Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended May 31, 2018	For the Period July 29, 2016* through May 31, 2017

Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$10,750	$1,077
Net realized gain (loss) on investments	5,652	(17,705)
Net change in unrealized appreciation on investments	2,301,875	34,213
Net increase in net assets resulting from operations	2,318,277	17,585

Distributions to Shareholders:
From net investment income:
Class I	(120)	(1,224)
Total distributions to shareholders	(120)	(1,224)

Capital Transactions:
Net proceeds from shares sold:
Class I	18,090,000	636,490
Reinvestment of distributions:
Class I	120	1,224
Cost of shares redeemed:
Class I	(6,404,430)	(373,252)
Net increase in net assets from capital transactions	11,685,690	264,462

Total increase in net assets	14,003,847	280,823

Net Assets:
Beginning of period	280,823	-
End of period	$14,284,670	$280,823

Accumulated net investment income (loss)	$(6,142)	$114

Capital Share Transactions:
Shares sold:
Class I	1,615,178	63,393
Shares reinvested:
Class I	10	125
Shares redeemed:
Class I	(554,782)	(38,063)
Net increase in capital share transactions	1,060,406	25,455

*	Commencement of operations.

See accompanying Notes to Financial Statements.

Oak Ridge Multi Strategy Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended May 31, 2018	For the Year Ended May 31, 2017

Increase (Decrease) in Net Assets from:
Operations:
Net investment loss	$(483,881)	$(130,963)
Net realized gain on investments and affiliated issuers	26,601,338	5,487,064
Capital gain distributions from regulated investment companies	518,511	-
Net change in unrealized appreciation/depreciation on investments and affiliated issuers	(15,546,364)	4,000,236
Net increase in net assets resulting from operations	11,089,604	9,356,337

Capital Transactions:
Net proceeds from shares sold:
Class A	2,201,621	2,864,333
Class C	544,555	466,590
Class I	753,279	1,046,039
Cost of shares redeemed:
Class A	(7,891,929)	(7,237,661)
Class C	(2,653,338)	(5,115,659)
Class I	(4,003,335)	(3,562,995)
Net decrease in net assets from capital transactions	(11,049,147)	(11,539,353)

Total increase (decrease) in net assets	40,457	(2,183,016)

Net Assets:
Beginning of period	67,210,854	69,393,870
End of period	$67,251,311	$67,210,854

Accumulated net investment income (loss)	$-	$(30,307)

Capital Share Transactions:
Shares sold:
Class A	87,205	131,458
Class C	24,360	25,660
Class I	30,541	48,674
Shares redeemed:
Class A	(315,937)	(349,997)
Class C	(120,247)	(265,583)
Class I	(162,353)	(168,732)
Net decrease in capital share transactions	(456,431)	(578,520)

See accompanying Notes to Financial Statements.

Oak Ridge Dividend Growth Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended May 31, 2018	For the Year Ended May 31, 2017

Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$125,633	$7,539
Net realized gain on investments	39,046	8,301
Net change in unrealized appreciation/depreciation on investments	1,011,233	54,877
Net increase in net assets resulting from operations	1,175,912	70,717

Distributions to Shareholders:
From net investment income:
Class A	(1,475)	(1,568)
Class I	(89,568)	(5,117)
From net realized gain:
Class A	(50)	(1,383)
Class I	(3,594)	(3,608)
Total distributions to shareholders	(94,687)	(11,676)

Capital Transactions:
Net proceeds from shares sold:
Class A	8,140	22,538
Class I	8,510,847	-
Reinvestment of distributions:
Class A	1,525	2,951
Class I	93,161	8,726
Cost of shares redeemed:
Class A	(10,891)	(13,188)
Class I	(3,000)	-
Net increase in net assets from capital transactions	8,599,782	21,027

Total increase in net assets	9,681,007	80,068

Net Assets:
Beginning of period	501,141	421,073
End of period	$10,182,148	$501,141

Accumulated net investment income	$23,439	$1,478

Capital Share Transactions:
Shares sold:
Class A	529	1,840
Class I	608,136	-
Shares reinvested:
Class A	104	232
Class I	6,184	684
Shares redeemed:
Class A	(754)	(987)
Class I	(205)	-
Net increase in capital share transactions	613,994	1,769

See accompanying Notes to Financial Statements.

Oak Ridge Small Cap Growth Fund

FINANCIAL HIGHLIGHTS

Class A*

Per share operating performance.

For a capital share outstanding throughout each period.

				For the Period
	For the Year Ended May 31,			December 1, 2014	For the Year Ended November 30,
	2018	2017	2016	through May 31, 2015**	2014***	2013
Net asset value, beginning of period	$34.16	$34.02	$41.23	$40.94	$38.74	$29.43
Income from Investment Operations:
Net investment loss	(0.23)[1,2]	(0.33)[1,2]	(0.37)[1]	(0.21)[1]	(0.40)[1]	(0.32)
Net realized and unrealized gain (loss) on investments	5.69	2.62	(4.54)	3.10	2.60	11.58
Total from investment operations	5.46	2.29	(4.91)	2.89	2.20	11.26

Less Distributions:
From net realized gain	(22.77)	(2.15)	(2.30)	(2.60)	-	(1.95)

Net asset value, end of period	$16.85	$34.16	$34.02	$41.23	$40.94	$38.74

Total return[3]	23.85%	6.82%	(12.00)%	7.83%[4]	5.68%	38.32%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$162,714	$242,299	$357,215	$466,398	$467,897	$599,193

Ratio of expenses to average net assets (including interest expense):
Before fees waived and expenses absorbed[5]	1.40%	1.44%	1.38%	1.34%[6]	1.39%	1.40%
After fees waived and expenses absorbed[5]	1.38%[7]	1.39%	1.38%	1.34%[6]	1.38%	1.40%
Ratio of net investment loss to average net assets (including interest expense):
Before fees waived and expenses absorbed[5]	(0.97)%	(1.02)%	(1.02)%	(1.03)%[6]	(1.04)%	(0.99)%
After fees waived and expenses absorbed[5]	(0.95)%	(0.97)%	(1.02)%	(1.03)%[6]	(1.03)%	(0.99)%

Portfolio turnover rate	39%	30%	30%	22%[4]	23%	24%

*	Financial information from December 1, 2012 through October 17, 2014 is for the Pioneer Oak Ridge Small Cap Growth Fund, which was reorganized into the Oak Ridge Small Cap Growth Fund as of the close of business October 17, 2014.
**	Fiscal year changed to May 31, effective December 1, 2014.
***	In connection with the reorganization of the Pioneer Oak Ridge Small Cap Growth Fund into Oak Ridge Small Cap Growth Fund as of the close of business October 17, 2014, Class B and Class R per share amounts are included with Class A per share amounts to properly reflect the historic performance of the Fund. See Note 3 in the accompanying Notes to Financial Statements.
[1]	Based on average shares outstanding for the period.
[2]	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the investment companies in which the Fund invests.
[3]	Total returns would have been lower/higher had expenses not been waived or absorbed/recovered by the Advisor. Returns shown do not include payment of a sales load of 5.75% of offering price, which is reduced on sales of $50,000 or more. Returns shown do not include payment of a Contingent Deferred Sales Charge (“CDSC”) of 1% on certain redemptions made within 12 months of the date of purchase. If the sales load and CDSC were included, total return would be lower. These returns include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	Not annualized.
[5]	Does not include expenses of the investment companies in which the Fund invests.
[6]	Annualized.
[7]	Effective October 5, 2017, the Fund's advisor had contractually agreed to waive its fees and/or absorb expenses of the Fund to ensure that total annual fund operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend expenses on short sales, acquired fund fees and expenses as determined in accordance with SEC Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed 1.39% of average daily net assets of the fund. Prior to October 5, 2017, the annual operating expense limitation was 1.40%.

See accompanying Notes to Financial Statements.

Oak Ridge Small Cap Growth Fund

FINANCIAL HIGHLIGHTS

Class C*

Per share operating performance.

For a capital share outstanding throughout each period.

				For the Period
	For the Year Ended May 31,			December 1, 2014	For the Year Ended November 30,
	2018	2017	2016	through May 31, 2015**	2014	2013
Net asset value, beginning of period	$26.58	$27.12	$33.63	$34.01	$32.42	$25.04
Income from Investment Operations:
Net investment loss	(0.21)[1,2]	(0.46)[1,2]	(0.52)[1]	(0.29)[1]	(0.56)[1]	(0.46)
Net realized and unrealized gain (loss) on investments	3.70	2.07	(3.69)	2.51	2.15	9.79
Total from investment operations	3.49	1.61	(4.21)	2.22	1.59	9.33

Less Distributions:
From net realized gain	(22.77)	(2.15)	(2.30)	(2.60)	-	(1.95)

Net asset value, end of period	$7.30	$26.58	$27.12	$33.63	$34.01	$32.42

Total return[3]	22.93%	6.06%	(12.68)%	7.42%[4]	4.90%	37.33%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$30,498	$46,077	$71,123	$95,018	$92,622	$103,819

Ratio of expenses to average net assets (including interest expense):
Before fees waived and expenses absorbed[5]	2.12%	2.13%	2.17%	2.12%[6]	2.08%	2.12%
After fees waived and expenses absorbed[5]	2.11%[7]	2.11%	2.16%	2.12%[6]	2.08%	2.12%
Ratio of net investment loss to average net assets (including interest expense):
Before fees waived and expenses absorbed[5]	(1.69)%	(1.71)%	(1.81)%	(1.81)%[6]	(1.74)%	(1.71)%
After fees waived and expenses absorbed[5]	(1.68)%	(1.69)%	(1.80)%	(1.81)%[6]	(1.74)%	(1.71)%

Portfolio turnover rate	39%	30%	30%	22%[4]	23%	24%

*	Financial information from December 1, 2012 through October 17, 2014 is for the Pioneer Oak Ridge Small Cap Growth Fund, which was reorganized into the Oak Ridge Small Cap Growth Fund as of the close of business October 17, 2014.
**	Fiscal year changed to May 31, effective December 1, 2014.
[1]	Based on average shares outstanding for the period.
[2]	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the investment companies in which the Fund invests.
[3]	Total returns would have been lower/higher had expenses not been waived or absorbed/recovered by the Advisor. Returns shown do not include payment of a Contingent Deferred Sales Charge (“CDSC”) of 1% on certain redemptions made within 12 months of the date of purchase. If the CDSC were included, total return would be lower. These returns include Rule 12b-1 fees of up to 1.00% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	Not annualized.
[5]	Does not include expenses of the investment companies in which the Fund invests.
[6]	Annualized.
[7]	Effective October 5, 2017, the Fund's advisor had contractually agreed to waive its fees and/or absorb expenses of the Fund to ensure that total annual fund operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend expenses on short sales, acquired fund fees and expenses as determined in accordance with SEC Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed 2.14% of average daily net assets of the fund. Prior to October 5, 2017, the annual operating expense was 2.30%.

See accompanying Notes to Financial Statements.

Oak Ridge Small Cap Growth Fund

FINANCIAL HIGHLIGHTS

Class I*7

Per share operating performance.

For a capital share outstanding throughout each period.

				For the Period
	For the Year Ended May 31,			December 1, 2014	For the Year Ended November 30,
	2018	2017	2016	through May 31, 2015**	2014	2013
Net asset value, beginning of period	$35.25	$34.92	$42.12	$41.69	$39.31	$29.73
Income from Investment Operations:
Net investment loss	(0.19)[1,2]	(0.22)[1,2]	(0.25)[1]	(0.15)[1]	(0.26)[1]	(0.20)
Net realized and unrealized gain (loss) on investments	6.00	2.70	(4.65)	3.18	2.64	11.73
Total from investment operations	5.81	2.48	(4.90)	3.03	2.38	11.53

Less Distributions:
From net realized gain	(22.77)	(2.15)	(2.30)	(2.60)	-	(1.95)

Net asset value, end of period	$18.29	$35.25	$34.92	$42.12	$41.69	$39.31

Total return[3]	24.19%	7.23%	(11.74)%	8.03%[4]	6.05%	38.84%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$172,935	$1,040,256	$1,657,047	$1,842,921	$1,591,679	$1,285,381

Ratio of expenses to average net assets (including interest expense):
Before fees waived and expenses absorbed[5]	1.05%	1.09%	1.10%	1.05%[6]	1.00%	1.02%
After fees waived and expenses absorbed[5]	1.06%[8]	1.04%	1.04%	1.05%[6]	1.00%	1.02%
Ratio of net investment loss to average net assets (including interest expense):
Before fees waived and expenses absorbed[5]	(0.63)%	(0.67)%	(0.75)%	(0.74)%[6]	(0.65)%	(0.61)%
After fees waived and expenses absorbed[5]	(0.64)%	(0.62)%	(0.69)%	(0.74)%[6]	(0.65)%	(0.61)%

Portfolio turnover rate	39%	30%	30%	22%[4]	23%	24%

*	Financial information from December 1, 2012 through October 17, 2014 is for the Pioneer Oak Ridge Small Cap Growth Fund, which was reorganized into the Oak Ridge Small Cap Growth Fund as of the close of business October 17, 2014.
**	Fiscal year changed to May 31, effective December 1, 2014.
[1]	Based on average shares outstanding for the period.
[2]	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the investment companies in which the Fund invests.
[3]	Total returns would have been lower/higher had expenses not been waived or absorbed/recovered by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	Not annualized.
[5]	Does not include expenses of the investment companies in which the Fund invests.
[6]	Annualized.
[7]	Effective September 30, 2015, the Class Y shares were re-designated as Class I shares.
[8]	Effective October 5, 2017, the Fund's advisor had contractually agreed to waive its fees and/or absorb expenses of the Fund to ensure that total annual fund operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend expenses on short sales, acquired fund fees and expenses as determined in accordance with SEC Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed 1.14% of average daily net assets of the fund. Prior to October 5, 2017, the annual operating expense limitation was 1.05%.

See accompanying Notes to Financial Statements.

Oak Ridge Small Cap Growth Fund

FINANCIAL HIGHLIGHTS

Class K*

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended May 31,			For the Period December 1, 2014	For the	For the Period December 20, 2012***
	2018	2017	2016	through May 31, 2015**	Year Ended November 30, 2014	through November 30, 2013
Net asset value, beginning of period	$35.02	$34.66	$41.77	$41.35	$38.94	$29.77
Income from Investment Operations:
Net investment loss	(0.14)[1,2]	(0.17)[1,2]	(0.20)[1]	(0.12)[1]	(0.21)[1]	(0.09)[3]
Net realized and unrealized gain (loss) on investments	5.94	2.68	(4.61)	3.14	2.62	11.21
Total from investment operations	5.80	2.51	(4.81)	3.02	2.41	11.12

Less Distributions:
From net realized gain	(22.77)	(2.15)	(2.30)	(2.60)	-	(1.95)

Net asset value, end of period	$18.05	$35.02	$34.66	$41.77	$41.35	$38.94

Total return[4]	24.34%	7.34%	(11.59)%	8.08%[5]	6.19%	37.14%[5]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$23,426	$103,403	$141,566	$130,003	$86,265	$10,677

Ratio of expenses to average net assets (including interest expense):
Before fees waived and expenses absorbed[6]	0.96%	0.93%	0.92%	0.90%[7]	0.88%	0.89%[7]
After fees waived and expenses absorbed[6]	0.95%[8]	0.91%	0.91%	0.90%[7]	0.88%	0.89%[7]
Ratio of net investment loss to average net assets (including interest expense):
Before fees waived and expenses absorbed[6]	(0.53)%	(0.51)%	(0.57)%	(0.59)%[7]	(0.54)%	(0.54)%[7]
After fees waived and expenses absorbed[6]	(0.52)%	(0.49)%	(0.56)%	(0.59)%[7]	(0.54)%	(0.54)%[7]

Portfolio turnover rate	39%	30%	30%	22%[5]	23%	24%[5]

*	Financial information from December 20, 2012 through October 17, 2014 is for the Pioneer Oak Ridge Small Cap Growth Fund, which was reorganized into the Oak Ridge Small Cap Growth Fund as of the close of business October 17, 2014.
**	Fiscal year changed to May 31, effective December 1, 2014.
***	Class K shares were first publicly offered on December 20, 2012.
[1]	Based on average shares outstanding for the period.
[2]	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the investment companies in which the Fund invests.
[3]	The amount shown for a share outstanding does not correspond with the aggregate gain on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.
[4]	Total returns would have been lower/higher had expenses not been waived or absorbed/recovered by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[5]	Not annualized.
[6]	Does not include expenses of the investment companies in which the Fund invests.
[7]	Annualized.
[8]	Effective October 5, 2017, the Fund's advisor had contractually agreed to waive its fees and/or absorb expenses of the Fund to ensure that total annual fund operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend expenses on short sales, acquired fund fees and expenses as determined in accordance with SEC Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed 0.99% of average daily net assets of the fund. Prior to October 5, 2017, the annual operating expense limitation was 0.92%.

See accompanying Notes to Financial Statements.

Oak Ridge International Small Cap Fund

FINANCIAL HIGHLIGHTS

Class A

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended May 31,		For the Period December 1, 2015* through
	2018	2017	May 31, 2016
Net asset value, beginning of period	$12.69	$10.95	$10.68
Income from Investment Operations:
Net investment income[1]	0.16	0.11	0.06
Net realized and unrealized gain on investments	1.10	1.78	0.19
Net increase from reimbursement by affiliate for investment transaction loss (Note 4)	- [2]	-	- [2]
Total from investment operations	1.26	1.89	0.25

Less Distributions:
From net investment income	(0.13)	(0.11)	-
From net realized gain	(1.12)	(0.04)	-
Total distributions	(1.25)	(0.15)	-

Contribution to capital from affiliate (Note 4)	-	-	0.02

Net asset value, end of period	$12.70	$12.69	$10.95

Total return[3]	9.90%	17.52%	2.53%[4,5]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$20,462	$4,812	$2,151

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.78%	2.22%	2.43%[6]
After fees waived and expenses absorbed	1.50%	1.50%	1.50%[6]
Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed	0.93%	0.25%	0.25%[6]
After fees waived and expenses absorbed	1.21%	0.97%	1.18%[6]

Portfolio turnover rate	234%	124%	76%[5]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not include payment of a sales load of 5.75% of offering price, which is reduced on sales of $50,000 or more. Returns shown do not include payment of a Contingent Deferred Sales Charge (“CDSC”) of 1% on certain redemptions made within 12 months of the date of purchase. If the sales load and CDSC were included, total return would be lower. These returns include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	In 2016, 0.19% of the fund's total return consists of a voluntary reimbursement by an affiliate for investment transaction losses.
[5]	Not annualized.
[6]	Annualized.

See accompanying Notes to Financial Statements.

Oak Ridge International Small Cap Fund

FINANCIAL HIGHLIGHTS

Class I

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended May 31,		For the Period September 30, 2015* through
	2018	2017	May 31, 2016
Net asset value, beginning of period	$12.71	$10.97	$10.00
Income from Investment Operations:
Net investment income[1]	0.19	0.14	0.07
Net realized and unrealized gain on investments	1.10	1.77	0.87
Net increase from reimbursement by affiliate for investment transaction loss (Note 4)	-	-	0.03
Total from investment operations	1.29	1.91	0.97

Contribution to capital from affiliate (Note 4)	- [2]	-	- [2]

Less Distributions:
From net investment income	(0.16)	(0.13)	-
From net realized gain	(1.12)	(0.04)	-
Total distributions	(1.28)	(0.17)	-

Net asset value, end of period	$12.72	$12.71	$10.97

Total return[3]	10.07%	17.70%	9.70%[4,5]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$100,887	$49,889	$28,341

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.53%	1.97%	2.12%[6]
After fees waived and expenses absorbed	1.25%	1.25%	1.25%[6]
Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed	1.18%	0.50%	0.08%[6]
After fees waived and expenses absorbed	1.46%	1.22%	0.95%[6]

Portfolio turnover rate	234%	124%	76%[5]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had expenses not been waived by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	In 2016, 0.40% of the fund's total return consists of a voluntary reimbursement by an affiliate for investment transaction losses.
[5]	Not annualized.
[6]	Annualized.

See accompanying Notes to Financial Statements.

Oak Ridge Dynamic Small Cap Fund

FINANCIAL HIGHLIGHTS

Class A

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended May 31,		For the Period December 1, 2015*
			through
	2018	2017	May 31, 2016
Net asset value, beginning of period	$12.03	$9.97	$10.97
Income from Investment Operations:
Net investment loss[1]	(0.03)	(0.05)	(0.02)
Net realized and unrealized gain (loss) on investments	3.10	2.14	(0.95)
Total from investment operations	3.07	2.09	(0.97)

Less Distributions:
From net investment income	-	-	(0.01)
From net realized gain	(0.04)	(0.03)	(0.02)
Total distributions	(0.04)	(0.03)	(0.03)

Net asset value, end of period	$15.06	$12.03	$9.97

Total return[2]	25.59%	21.01%	(8.81)%[3]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$80	$68	$32

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	2.14%	20.14%	38.27%[4]
After fees waived and expenses absorbed	1.40%	1.40%	1.40%[4]
Ratio of net investment loss to average net assets:
Before fees waived and expenses absorbed	(0.96)%	(19.22)%	(37.24)%[4]
After fees waived and expenses absorbed	(0.22)%	(0.48)%	(0.37)%[4]

Portfolio turnover rate	170%	181%	78%[3]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not include payment of a sales load of 5.75% of offering price, which is reduced on sales of $50,000 or more. Returns shown do not include payment of a Contingent Deferred Sales Charge (“CDSC”) of 1% on certain redemptions made within 12 months of the date of purchase. If the sales load and CDSC were included, total return would be lower. These returns include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[3]	Not annualized.
[4]	Annualized.

See accompanying Notes to Financial Statements.

Oak Ridge Dynamic Small Cap Fund

FINANCIAL HIGHLIGHTS

Class I

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended May 31,		For the Period September 30, 2015*
			through
	2018	2017	May 31, 2016
Net asset value, beginning of period	$12.07	$9.98	$10.00
Income from Investment Operations:
Net investment income (loss)[1]	- [2]	(0.03)	- [2]
Net realized and unrealized gain on investments	3.11	2.15	0.01
Total from investment operations	3.11	2.12	0.01

Less Distributions:
From net investment income	-	-	(0.01)
From net realized gain	(0.04)	(0.03)	(0.02)
Total distributions	(0.04)	(0.03)	(0.03)

Net asset value, end of period	$15.14	$12.07	$9.98

Total return[3]	25.83%	21.29%	0.16%[4]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$28,279	$1,167	$799

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.89%	19.89%	36.44%[5]
After fees waived and expenses absorbed	1.15%	1.15%	1.15%[5]
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(0.71)%	(18.97)%	(35.29)%[5]
After fees waived and expenses absorbed	0.03%	(0.22)%	0.00%[5]

Portfolio turnover rate	170%	181%	78%[4]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had expenses not been waived by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	Not annualized.
[5]	Annualized.

See accompanying Notes to Financial Statements.

Oak Ridge Disciplined Growth Fund

FINANCIAL HIGHLIGHTS

Class I

Per share operating performance.

For a capital share outstanding throughout each period.

	For the	For the Period
	Year Ended May 31,	July 29, 2016* through
	2018	May 31, 2017
Net asset value, beginning of period	$11.03	$10.00
Income from Investment Operations:
Net investment income[1]	0.01	0.03
Net realized and unrealized gain on investments	2.12	1.02
Total from investment operations	2.13	1.05

Less Distributions:
From net investment income	- [2]	(0.02)

Net asset value, end of period	$13.16	$11.03

Total return[3]	19.31%	10.58%[4]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$14,285	$281

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.99%	45.40%[5]
After fees waived and expenses absorbed	0.95%	0.95%[5]
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(0.96)%	(44.13)%[5]
After fees waived and expenses absorbed	0.08%	0.32%[5]

Portfolio turnover rate	74%	116%[4]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	Not annualized.
[5]	Annualized.

See accompanying Notes to Financial Statements.

Oak Ridge Multi Strategy Fund

FINANCIAL HIGHLIGHTS

Class A*

Per share operating performance.

For a capital share outstanding throughout each period.

				For the Period
	For the Year Ended May 31,			December 1, 2014	For the Year Ended November 30,
	2018	2017	2016	through May 31, 2015**	2014***	2013
Net asset value, beginning of period	$22.81	$19.77	$20.35	$19.55	$17.40	$13.46
Income from Investment Operations:
Net investment income (loss) [7]	(0.16)[1]	- [1,2]	(0.02)[1]	(0.02)[1]	(0.05)[1]	(0.03)
Net realized and unrealized gain (loss) on investments	4.30	3.04	(0.56)	0.82	2.20	3.97
Total from investment operations	4.14	3.04	(0.58)	0.80	2.15	3.94

Net asset value, end of period	$26.95	$22.81	$19.77	$20.35	$19.55	$17.40

Total return[3]	18.15%	15.38%	(2.85)%	4.09%[4]	12.36%	29.27%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$41,570	$40,399	$39,346	$44,427	$44,742	$56,708

Ratio of expenses to average net assets:
Before fees waived/recovered [6]	0.93%[8]	1.63%	1.54%	1.61%[5]	1.59%	1.54%
After fees waived/recovered [6]	1.13%[8]	1.20%	1.20%	1.20%[5]	1.23%	1.20%
Ratio of net investment income (loss) to average net assets:
Before fees waived/recovered [6,7]	(0.43)%	(0.43)%	(0.45)%	(0.65)%[5]	(0.61)%	(0.54)%
After fees waived/recovered [6,7]	(0.63)%	0.00%	(0.11)%	(0.24)%[5]	(0.25)%	(0.20)%

Portfolio turnover rate	117%	17%	23%	11%[4]	29%	16%

*	Financial information from December 1, 2012 through October 17, 2014 is for the Pioneer Oak Ridge Large Cap Growth Fund, which was reorganized into the Oak Ridge Large Cap Growth Fund as of the close of business October 17, 2014.
**	Fiscal year changed to May 31, effective December 1, 2014.
***	In connection with the reorganization of the Pioneer Oak Ridge Large Cap Growth Fund into Oak Ridge Large Cap Growth Fund as of the close of business October 17, 2014, Class B and Class R per share amounts are included with Class A per share amounts to properly reflect the historic performance of the Fund. See Note 3 in the accompanying Notes to Financial Statements.
[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not include payment of a sales load of 5.75% of offering price, which is reduced on sales of $50,000 or more. Returns shown do not include payment of a Contingent Deferred Sales Charge (“CDSC”) of 1% on certain redemptions made within 12 months of the date of purchase. If the sales load and CDSC were included, total return would be lower. These returns include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	Not annualized.
[5]	Annualized.
[6]	Does not include expenses of the investment companies in which the Fund invests.
[7]	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the investment companies in which the Fund invests.
[8]	The Advisor does not receive management fees for Fund assets invested in other series of the Trust advised by the Advisor (affiliated investments).

See accompanying Notes to Financial Statements.

Oak Ridge Multi Strategy Fund

FINANCIAL HIGHLIGHTS

Class C*

Per share operating performance.

For a capital share outstanding throughout each period.

				For the Period
	For the Year Ended May 31,			December 1, 2014	For the Year Ended November 30,
	2018	2017	2016	through May 31, 2015**	2014	2013
Net asset value, beginning of period	$20.41	$17.86	$18.54	$17.89	$16.07	$12.54
Income from Investment Operations:
Net investment loss [6]	(0.30)[1]	(0.17)[1]	(0.18)[1]	(0.10)[1]	(0.18)[1]	(0.16)
Net realized and unrealized gain (loss) on investments	3.83	2.72	(0.50)	0.75	2.00	3.69
Total from investment operations	3.53	2.55	(0.68)	0.65	1.82	3.53

Net asset value, end of period	$23.94	$20.41	$17.86	$18.54	$17.89	$16.07

Total return[2]	17.30%	14.28%	(3.67)%	3.63%[3]	11.33%	28.15%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$13,247	$13,251	$15,876	$18,532	$19,527	$23,060

Ratio of expenses to average net assets:
Before fees waived/recovered [5]	1.66%[7]	2.20%	2.24%	2.30%[4]	2.19%	2.24%
After fees waived/recovered [5]	1.86%[7]	2.10%	2.10%	2.10%[4]	2.10%	2.10%
Ratio of net investment loss to average net assets:
Before fees waived/recovered [5,6]	(1.16)%	(1.00)%	(1.15)%	(1.34)%[4]	(1.21)%	(1.24)%
After fees waived/recovered [5,6]	(1.36)%	(0.90)%	(1.01)%	(1.14)%[4]	(1.12)%	(1.10)%

Portfolio turnover rate	117%	17%	23%	11%[3]	29%	16%

*	Financial information from December 1, 2012 through October 17, 2014 is for the Pioneer Oak Ridge Large Cap Growth Fund, which was reorganized into the Oak Ridge Large Cap Growth Fund as of the close of business October 17, 2014.
**	Fiscal year changed to May 31, effective December 1, 2014.
[1]	Based on average shares outstanding for the period.
[2]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not include payment of a Contingent Deferred Sales Charge (“CDSC”) of 1% on certain redemptions made within 12 months of the date of purchase. If the CDSC were included, total return would be lower. These returns include Rule 12b-1 fees of up to 1.00% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[3]	Not annualized.
[4]	Annualized.
[5]	Does not include expenses of the investment companies in which the Fund invests.
[6]	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the investment companies in which the Fund invests.
[7]	The Advisor does not receive management fees for Fund assets invested in other series of the Trust advised by the Advisor (affiliated investments).

See accompanying Notes to Financial Statements.

Oak Ridge Multi Strategy Fund

FINANCIAL HIGHLIGHTS

Class I*5

Per share operating performance.

For a capital share outstanding throughout each period.

				For the Period
	For the Year Ended May 31,			December 1, 2014	For the Year Ended November 30,
	2018	2017	2016	through May 31, 2015**	2014	2013
Net asset value, beginning of period	$23.24	$20.14	$20.72	$19.90	$17.69	$13.68
Income from Investment Operations:
Net investment income (loss) [7]	(0.10)[1]	0.01 [1]	(0.02)[1]	(0.02)[1]	(0.02)[1]	(0.03)
Net realized and unrealized gain (loss) on investments	4.39	3.09	(0.56)	0.84	2.23	4.04
Total from investment operations	4.29	3.10	(0.58)	0.82	2.21	4.01

Net asset value, end of period	$27.53	$23.24	$20.14	$20.72	$19.90	$17.69

Total return[2]	18.46%	15.39%	(2.80)%	4.12%[3]	12.49%	29.31%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$12,434	$13,561	$14,172	$16,361	$16,206	$12,934

Ratio of expenses to average net assets:
Before fees waived/recovered [6]	0.72%[8]	1.26%	1.22%	1.15%[4]	1.09%	1.17%
After fees waived/recovered [6]	0.88%[8]	1.17%	1.17%	1.15%[4]	1.09%	1.17%
Ratio of net investment income (loss) to average net assets:
Before fees waived/recovered [6,7]	(0.22)%	(0.06)%	(0.13)%	(0.19)%[4]	(0.10)%	(0.17)%
After fees waived/recovered [6,7]	(0.38)%	0.03%	(0.08)%	(0.19)%[4]	(0.10)%	(0.17)%

Portfolio turnover rate	117%	17%	23%	11%[3]	29%	16%

*	Financial information from December 1, 2012 through October 17, 2014 is for the Pioneer Oak Ridge Large Cap Growth Fund, which was reorganized into the Oak Ridge Large Cap Growth Fund as of the close of business October 17, 2014.
**	Fiscal year changed to May 31, effective December 1, 2014.
[1]	Based on average shares outstanding for the period.
[2]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[3]	Not annualized.
[4]	Annualized.
[5]	Effective September 30, 2015, the Class Y shares were re-designated as Class I shares.
[6]	Does not include expenses of the investment companies in which the Fund invests.
[7]	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the investment companies in which the Fund invests.
[8]	The Advisor does not receive management fees for Fund assets invested in other series of the Trust advised by the Advisor (affiliated investments).

See accompanying Notes to Financial Statements.

Oak Ridge Dividend Growth Fund

FINANCIAL HIGHLIGHTS

Class A

Per share operating performance.

For a capital share outstanding throughout each period.

					For the Period
	For the Year Ended May 31,				June 28, 2013* through
	2018	2017	2016	2015	May 31, 2014
Net asset value, beginning of period	$13.59	$12.00	$12.75	$11.59	$10.00
Income from Investment Operations:
Net investment income[1]	0.20	0.18	0.17	0.14	0.12
Net realized and unrealized gain (loss) on investments	1.92	1.71	(0.57)	1.17	1.55
Total from investment operations	2.12	1.89	(0.40)	1.31	1.67

Less Distributions:
From net investment income	(0.16)	(0.16)	(0.17)	(0.14)	(0.08)
From net realized gain	(0.01)	(0.14)	(0.18)	(0.01)	-
Total distributions	(0.17)	(0.30)	(0.35)	(0.15)	(0.08)

Net asset value, end of period	$15.54	$13.59	$12.00	$12.75	$11.59

Total return[2]	15.64%	15.91%	(3.09)%	11.38%	16.73%[3]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$146	$129	$101	$67	$27

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	3.18%	36.49%	42.68%	51.52%	69.20%[4]
After fees waived and expenses absorbed	1.25%	1.25%	1.25%	1.25%	1.25%[4]
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(0.58)%	(33.82)%	(39.98)%	(49.16)%	(66.75)%[4]
After fees waived and expenses absorbed	1.35%	1.42%	1.45%	1.11%	1.20%[4]

Portfolio turnover rate	30%	22%	11%	18%	7%[3]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not include payment of a sales load of 5.75% of offering price, which is reduced on sales of $50,000 or more. Returns shown do not include payment of a Contingent Deferred Sales Charge (“CDSC”) of 1% on certain redemptions made within 12 months of the date of purchase. If the sales load and CDSC were included, total return would be lower. These returns include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[3]	Not annualized.
[4]	Annualized.

See accompanying Notes to Financial Statements.

Oak Ridge Dividend Growth Fund

FINANCIAL HIGHLIGHTS

Class I

Per share operating performance.

For a capital share outstanding throughout each period.

					For the Period
	For the Year Ended May 31,				June 28, 2013* through
	2018	2017	2016	2015	May 31, 2014
Net asset value, beginning of period	$13.69	$12.08	$12.84	$11.66	$10.00
Income from Investment Operations:
Net investment income[1]	0.24	0.21	0.20	0.17	0.15
Net realized and unrealized gain (loss) on investments	1.93	1.73	(0.58)	1.19	1.64
Total from investment operations	2.17	1.94	(0.38)	1.36	1.79

Less Distributions:
From net investment income	(0.20)	(0.19)	(0.20)	(0.17)	(0.13)
From net realized gain	(0.01)	(0.14)	(0.18)	(0.01)	-
Total distributions	(0.21)	(0.33)	(0.38)	(0.18)	(0.13)

Net asset value, end of period	$15.65	$13.69	$12.08	$12.84	$11.66

Total return[2]	15.89%	16.25%	(2.92)%	11.75%	17.94%[3]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$10,036	$372	$320	$329	$295

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	2.93%	36.24%	42.43%	51.27%	68.95%[4]
After fees waived and expenses absorbed	1.00%	1.00%	1.00%	1.00%	1.00%[4]
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(0.33)%	(33.57)%	(39.73)%	(48.91)%	(66.50)%[4]
After fees waived and expenses absorbed	1.60%	1.67%	1.70%	1.36%	1.45%[4]

Portfolio turnover rate	30%	22%	11%	18%	7%[3]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[3]	Not annualized.
[4]	Annualized.

See accompanying Notes to Financial Statements.

Oak Ridge Funds

NOTES TO FINANCIAL STATEMENTS

May 31, 2018

Note 1 – Organization

Oak Ridge Small Cap Growth Fund (“Small Cap Growth” or “Small Cap Growth Fund”), Oak Ridge International Small Cap Fund (“International Small Cap” or “International Small Cap Fund”), Oak Ridge Dynamic Small Cap Fund (“Dynamic Small Cap” or “Dynamic Small Cap Fund”), Oak Ridge Disciplined Growth Fund (“Disciplined Growth” or “Disciplined Growth Fund”), Oak Ridge Multi Strategy Fund, (“Multi Strategy” or “Multi Strategy Fund”) (formerly, Large Cap Growth Fund) and Oak Ridge Dividend Growth Fund (“Dividend Growth” or “Dividend Growth Fund”) (each a “Fund” and collectively the ‘‘Funds’’) are organized as a series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Small Cap Growth Fund, International Small Cap Fund, Dynamic Small Cap Fund, Disciplined Growth Fund, Multi Strategy Fund, and Dividend Growth Fund are diversified Funds.

The Small Cap Growth Fund’s primary investment objective is to seek capital appreciation. The Small Cap Growth Fund (the “Successor Fund”) acquired the assets and liabilities of the Pioneer Oak Ridge Small Cap Growth Fund (the “Predecessor Fund”) on October 17, 2014. With respect to Pioneer Oak Ridge Small Cap Growth Fund, Class A, B and R shareholders received Class A shares of the Successor Fund, Class C shareholders received Class C shares of the Successor Fund, Class K shareholders received Class K shares of the Successor Fund, and Class Y shareholders received Class Y shares of the Successor Fund. As a result of the reorganization, the Fund is the accounting successor of the Predecessor Fund and accordingly, certain financial history of the Predecessor Fund is included in these financial statements. The Small Cap Growth Fund’s fiscal year end was changed to May 31, as of December 1, 2014. Effective September 30, 2015, the Class Y shares were re-designated as Class I shares.

The International Small Cap Fund’s primary investment objective is to seek long-term capital appreciation. The Fund commenced investment operations on September 30, 2015 with Class I shares. The Class A shares commenced operations on December 1, 2015.

The Dynamic Small Cap Fund’s primary investment objective is to seek long-term capital appreciation. The Fund commenced investment operations on September 30, 2015 with Class I shares, prior to which its only activity was the receipt of a $100 investment from principals of the Fund’s advisor and a $519,981 transfer of shares of the Fund in exchange for the net assets of an account owned by Algert Global LLC, a Delaware limited liability company (the “Account”). This exchange was nontaxable, whereby the Dynamic Small Cap Fund issued 51,998 shares for the net assets of the Account on September 30, 2015. The Account with a fair value of $505,921 (identified cost of investments transferred were $527,537) and cash were the primary assets received by the Dynamic Small Cap Fund. For financial reporting purposes, assets received and shares issued by the Dynamic Small Cap Fund were recorded at fair value; however, the cost basis of the investments received from the Account was carried forward to align ongoing reporting of the Dynamic Small Cap Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The Class A shares commenced operations on December 1, 2015.

The Disciplined Growth Fund’s primary investment objective is to seek long-term growth of capital. The Fund commenced investment operations on July 29, 2016, with Class I shares. Class A shares had not yet commenced operations as of May 31, 2018.

The Multi Strategy Fund’s primary investment objective is to seek capital appreciation. The Multi Strategy Fund (the “Successor Fund”) acquired the assets and liabilities of the Pioneer Oak Ridge Large Cap Growth Fund (the “Predecessor Fund”) on October 17, 2014. With respect to Pioneer Oak Ridge Large Cap Growth Fund, Class A, B and R shareholders received Class A shares of the Successor Fund, Class C shareholders received Class C shares of the Successor Fund, and Class Y shareholders received Class Y shares of the Successor Fund. As a result of the reorganization, the Fund is the accounting successor of the Predecessor Fund and accordingly, certain financial history of the Predecessor Fund is included in these financial statements. The Multi Strategy Fund’s fiscal year end was changed to May 31, as of December 1, 2014. Effective September 30, 2015, the Class Y shares were re-designated as Class I shares. Effective July 18, 2017, the Large Cap Growth Fund changed its name to the Multi Strategy Fund.

Oak Ridge Funds

NOTES TO FINANCIAL STATEMENTS - Continued

May 31, 2018

The Dividend Growth Fund’s primary investment objective is to provide current income and to seek long-term capital appreciation. The Fund commenced investment operations on June 28, 2013, with two classes of shares, Class A and Class I.

The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

Note 2 – Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments

Each Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee meets as needed. The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

Oak Ridge Funds

NOTES TO FINANCIAL STATEMENTS - Continued

May 31, 2018

Fair value pricing may be applied to foreign securities held by the Funds upon the occurrence of an event after the close of trading on non-U.S. markets but before the close of trading on the NYSE when each Fund’s NAV is determined. If the event may result in a material adjustment to the price of the Fund’s foreign securities once non-U.S. markets open on the following business day (such as, for example, a significant surge or decline in the U.S. market), the Fund may value such foreign securities at fair value, taking into account the effect of such event, in order to calculate the Fund’s NAV. Other types of portfolio securities that the Fund may fair value include, but are not limited to: (1) investments that are illiquid or traded infrequently, including “restricted” securities and private placements for which there is no public market; (2) investments for which, in the judgment of the Advisor, the market price is stale; (3) securities of an issuer that has entered into a restructuring; (4) securities for which trading has been halted or suspended; and (5) fixed income securities for which there is not a current market value quotation.

Foreign securities traded in countries outside the U.S. are fair valued by utilizing the quotations of an independent pricing service or from a brokerage firm. The pricing service or broker will use a statistical analyses and quantitative models to adjust local prices using factors such as subsequent movement and changes in the prices of indexes, securities and exchange rates in other markets in determining fair value as of the time the Fund calculates the NAVs. The Board reviews the independent third party fair valuation analysis report quarterly.

(b) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statements of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Funds record a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Income and expenses of the Funds are allocated on a pro rata basis to each class of shares. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each fund or an alternative allocation method can be more appropriately made. Expenses such as distribution and service fees pursuant to Rule 12b-1, transfer agent fees and expenses with respect to the Multi Strategy Fund and Small Cap Growth Fund, that are specific to individual share classes, are accrued directly to the respective share class. Transfer agent fees and expenses reported on the Statements of Operations for the Multi Strategy Fund and the Small Cap Growth Fund include payments to third parties for performing shareholder services to their customers.

The Disciplined Growth Fund incurred offering costs of approximately $19,426, which were amortized over a one-year period from July 29, 2016 (commencement of operations).

Oak Ridge Funds

NOTES TO FINANCIAL STATEMENTS - Continued

May 31, 2018

(c) Federal Income Taxes

Each Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Funds.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Funds to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Funds’ current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the open years ended November 30, 2014 and period ending May 31, 2015, and the open years ended May 31, 2016-2017 for the Small Cap Growth Fund and the Multi Strategy Fund, and open years ended May 31, 2015-2017 for the Dividend Growth Fund, and the open years ended May 31, 2016-2018 for the International Small Cap Fund, Dynamic Small Cap Fund, and the open years ended May 31, 2017-2018 for the Disciplined Growth Fund. The Funds did not have a liability for any unrecognized tax benefits. The Funds have no examination in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(d) Distributions to Shareholders

The Dividend Growth Fund will make distributions of net investment income quarterly. The Small Cap Growth Fund, International Small Cap Fund, Dynamic Small Cap Fund, Disciplined Growth Fund, and Multi Strategy Fund will make distributions of net investment income, if any, at least annually. Each Fund makes distributions of its net capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

Note 3 – Reorganization Information

On September 30, 2014, beneficial owners of the Pioneer Oak Ridge Small Cap Growth Fund and Pioneer Oak Ridge Large Cap Growth Fund, each a series of Pioneer Series Trust I, a Delaware statutory trust (the “Pioneer Trust”), approved a proposed Agreement and Plan of Reorganization that provided for the reorganization into the Small Cap Growth Fund and Multi Strategy Fund, respectively, as detailed below. The Plan of Reorganization was approved by the Trust’s Board on May 20, 2014 and by the Pioneer Trust Board on May 27, 2014. This tax-free reorganization was accomplished on October 17, 2014 (the “Closing Date”), by exchanging the assets and liabilities of the Pioneer Oak Ridge Small Cap Growth Fund and Pioneer Oak Ridge Large Cap Growth Fund for shares of the Small Cap Growth Fund and Multi Strategy Fund, respectively. Class A, B and R shareholders received Class A shares of the corresponding Successor Fund. Class C, Class K and Class Y shareholders received Class C, Class K and Class Y shares of the corresponding Successor Fund, respectively. The table below contains details of the reorganization as of the Closing Date:

Oak Ridge Funds

NOTES TO FINANCIAL STATEMENTS - Continued

May 31, 2018

	Pioneer Oak Ridge Small Cap Growth Fund			Small Cap Growth Fund
Exchange per Class:	Shares		Amount	Shares		Amount
Class A	11,772,220		$441,977,460	11,933,693	*	$448,039,810	*
Class B	77,777	*	2,609,869	-		-
Class C	2,930,895		91,501,958	2,930,895		91,501,958
Class K	2,054,817		77,877,195	2,054,817		77,877,195
Class R	92,409	*	3,452,481	-		-
Class Y	38,469,782		1,470,383,380	38,469,782		1,470,383,380
Net Assets			$2,087,802,343			$2,087,802,343

*	Class B and Class R shares of the Pioneer Oak Ridge Small Cap Growth Fund were exchanged for 161,473 shares of Class A of the Small Cap Growth Fund (69,515 shares Class B and 91,958 shares Class R) (valued at $6,062,350).

	Pioneer Oak Ridge Large Cap Growth Fund			Multi Strategy Fund
Exchange per Class:	Shares		Amount	Shares		Amount
Class A	2,479,758		$43,827,593	2,602,640	*	$45,999,411	*
Class B	64,482	*	1,037,997	-		-
Class C	1,295,138		20,971,577	1,295,138		20,971,577
Class R	66,641	*	1,133,821	-		-
Class Y	811,464		14,599,659	811,464		14,599,659
Net Assets			$81,570,647			$81,570,647

*	Class B and Class R shares of the Pioneer Oak Ridge Large Cap Growth Fund were exchanged for 122,882 shares of Class A of the Multi Strategy Fund (58,730 shares Class B and 64,152 shares Class R) (valued at $2,171,818).

The Pioneer Oak Ridge Small Cap Growth Fund and the Pioneer Oak Ridge Large Cap Growth Fund’s net assets on conversion date included $510,703,113 and $26,868,745 of unrealized appreciation and $152,508,507 and $14,290,543 of accumulated gain, respectively. The cost basis of the investments received from each Predecessor Fund was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Oak Ridge Funds

NOTES TO FINANCIAL STATEMENTS - Continued

May 31, 2018

Note 4 – Investment Advisory and Other Agreements

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement (the “Agreement”) with Oak Ridge Investments, LLC (the “Advisor” or “Oak Ridge”). Under the terms of the Agreement, the Funds pay a monthly investment advisory fee to the Advisor based on each Fund’s average daily net assets. The annual and tiered rates are listed by Fund in the below table:

Investment Advisory Fees
Small Cap Growth Fund
First $1 billion	0.85%
Thereafter	0.80%
International Small Cap Fund	1.00%
Dynamic Small Cap Fund	0.90%
Disciplined Growth Fund	0.70%
Multi Strategy Fund	0.00% - 0.50%[1]
Dividend Growth Fund	0.75%

[1]	The annual advisory fee is calculated as follows: (i) 0.00% for Fund assets invested in other series of the trust advised by the Advisor ("affiliated investments") and (ii) 0.50% for Fund assets invested in non-affiliated investments. Prior to July 18, 2017, the advisory fees were 0.75% on the first $1 billion and 0.70% thereafter.

In addition, the Advisor has voluntarily agreed to waive its advisory fee payable by the Small Cap Growth Fund equal to the amount of the advisory fee payable on the Fund’s assets invested in the International Small Cap Fund. For the year ended May 31, 2018, the amount of advisory fee waived is reported under “Affiliated fund fee waived” on the Statements of Operations.

The Advisor engages Algert Global LLC (the “Sub-Advisor) to manage International Small Cap Fund and Dynamic Small Cap Fund and pays the Sub-Advisor from its advisory fees.

The Advisor has contractually agreed to waive its fee and, if necessary, to absorb other operating expenses to ensure that total annual operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) are limited. The agreements are effective until the dates listed below and may be terminated before those dates only by the Trust’s Board of Trustees. The table below contains the agreement expiration and expense cap by Fund and by Class:

		Total Limit on Annual Operating Expenses
	Agreement Expires	Class A Shares†	Class C Shares†	Class I Shares†*	Class K Shares†
Small Cap Growth Fund**	September 30, 2018	1.39%	2.14%	1.14%	0.99%
International Small Cap Fund	September 30, 2027	1.50%	-	1.25%	-
Dynamic Small Cap Fund	September 30, 2027	1.40%	-	1.15%	-
Disciplined Growth Fund	September 30, 2027	1.20%	-	0.95%	-
Multi Strategy Fund	September 30, 2027	1.20%	2.10%	1.17%	-
Dividend Growth Fund	September 30, 2027	1.25%	-	1.00%	-

Oak Ridge Funds

NOTES TO FINANCIAL STATEMENTS - Continued

May 31, 2018

†	The total limit on annual operating expenses is calculated based on each Fund’s average daily net assets.
*	Effective September 30, 2015, the Class Y shares of the Small Cap Growth Fund and Large Cap Growth Fund were re-designated as Class I shares.
**	The current expense information for Small Cap Growth Fund was effective October 5, 2017. Prior to October 5, 2017 the total limit on annual operating expenses for Class A, Class C, Class I, and Class K were 1.40%, 2.30%, 1.05%, and 0.92%, respectively.

Each Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment. The Multi Strategy Fund includes a maximum reimbursement of 0.20% per fiscal year. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived or payments made, or (b) the expense limitation amount in effect at the time of the reimbursement. The Advisor may recapture all or a portion of this amount no later than the dates stated below:

	Small Cap Growth Fund
	Class A	Class C	Class I	Class K	Total
May 31, 2019	$-	$-	$796,536	$-	$796,536
May 31, 2020	117,780	1,897	506,751	17,598	644,026
May 31, 2021	12,733	-	-	-	12,733
	$130,513	$1,897	$1,303,287	$17,598	$1,453,295

	Multi Strategy Fund
	Class A	Class C	Class I	Total
May 31, 2019	$140,766	$20,450	$-	$161,216
May 31, 2020	166,530	15,097	-	181,627
	$307,296	$35,547	$-	$342,843

	International Small Cap Fund	Dynamic Small Cap Fund	Disciplined Growth Fund	Dividend Growth Fund
May 31, 2019	$153,563	$145,210	$-	$164,601
May 31, 2020	254,436	193,816	151,058	165,928
May 31, 2021	249,905	174,897	134,795	152,014
Total	$657,904	$513,923	$285,853	$482,543

IMST Distributors, LLC serves as the Funds’ distributor; UMB Fund Services, Inc. (“UMBFS”) serves as the Funds’ fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Funds’ other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Funds’ custodian.

Oak Ridge Funds

NOTES TO FINANCIAL STATEMENTS - Continued

May 31, 2018

For the year ended May 31, 2018, UMBFS received transfer agent fees as follows:

Transfer agent fees paid to UMBFS
Small Cap Growth Fund	$138,031
International Small Cap Fund	51,489
Dynamic Small Cap Fund	41,778
Disciplined Growth Fund	19,982
Multi Strategy Fund	58,941
Dividend Growth Fund	41,420

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Funds do not compensate trustees and officers affiliated with the Funds’ co-administrators. For the year ended May 31, 2018, the Funds’ allocated fees incurred for Trustees who are not affiliated with the Funds’ co-administrators are reported on the Statements of Operations.

The Funds’ Board of Trustees has adopted a Deferred Compensation Plan (the “Plan”) for the Independent Trustees that enables Trustees to elect to receive payment in cash or the option to select various Fund(s) in the Trust in which their deferred accounts shall be deemed to be invested. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account. The Funds’ liability for these amounts is adjusted for market value changes in the invested Fund(s) and remains a liability to the Funds until distributed in accordance with the Plan. The Trustees Deferred compensation liability under the Plan constitutes a general unsecured obligation of each Fund and is disclosed in the Statements of Assets and Liabilities. Contributions made under the plan and the change in unrealized appreciation/depreciation and income are included in the Trustees’ fees and expenses in the Statements of Operations.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. The Funds’ allocated fees incurred for CCO services for the year ended May 31, 2018, are reported on the Statements of Operations.

For the year ended May 31, 2018, the Sub-Advisor reimbursed the International Small Cap Fund $41 for losses from a trade error. The amounts are reported on the Fund’s Statements of Operations, Statements of Changes, and Financial Highlights in Net Assets under the captions “Net increase from payment by affiliate” as well as “Net increase from reimbursement by affiliate for investment transaction loss”.

During the period ended May 31, 2016, the Sub-Advisor reimbursed the International Small Cap Fund $599 for losses from a trade error. In addition, an affiliate reimbursed the International Small Cap Fund $86,981 for losses on transactions and made related contributions to capital in the amounts of $3,779 and $3,516 to Class A and Class I shares, respectively. The amounts are reported on the Fund’s Financial Highlights under the caption “Net increase from reimbursement by affiliate for investment transaction loss”.

Oak Ridge Funds

NOTES TO FINANCIAL STATEMENTS - Continued

May 31, 2018

Note 5 – Federal Income Taxes

At May 31, 2018, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

	Small Cap Growth Fund	International Small Cap Fund	Dynamic Small Cap Fund
Cost of investments	$266,058,784	$116,763,503	$25,644,976

Gross unrealized appreciation	$137,501,871	$7,722,763	$3,565,252
Gross unrealized depreciation	(12,156,819)	(5,844,467)	(597,587)
Net unrealized appreciation on investments	$125,345,052	$1,878,296	$2,967,665

	Disciplined Growth Fund	Multi Strategy Fund	Dividend Growth Fund
Cost of investments	$11,983,825	$57,881,180	$9,063,238

Gross unrealized appreciation	$2,624,369	$9,664,260	$1,377,093
Gross unrealized depreciation	(275,651)	(85,330)	(251,764)
Net unrealized appreciation on investments	$2,348,718	$9,578,930	$1,125,329

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended May 31, 2018, permanent differences in book and tax accounting have been reclassified to paid in capital, accumulated net investment income/loss and accumulated net realized gain/loss as follows:

Increase (Decrease)
	Paid-in Capital	Accumulated Net Investment Income/Loss	Accumulated Net Realized Gain/Loss
Small Cap Growth Fund	$138,023,512	$10,527,535	$(148,551,047)
International Small Cap Fund	398	358,492	(358,890)
Dynamic Small Cap Fund	-	(4,102)	4,102
Disciplined Growth Fund	(983)	(16,886)	17,869
Multi Strategy Fund	1	514,188	(514,189)
Dividend Growth Fund	-	(12,629)	12,629

Oak Ridge Funds

NOTES TO FINANCIAL STATEMENTS - Continued

May 31, 2018

As of May 31, 2018, the components of accumulated earnings (deficit) on a tax basis for the Funds were as follows:

	Small Cap Growth Fund	International Small Cap Fund	Dynamic Small Cap Fund
Undistributed ordinary income	$-	$2,282,067	$2,390,167
Undistributed long-term gains	-	2,228,499	81,106
Accumulated earnings	-	4,510,566	2,471,273

Accumulated capital and other losses	-	-	-
Unrealized appreciation on investments	125,345,052	1,878,296	2,967,665
Unrealized depreciation on foreign currency	-	(11,005)	-
Total accumulated earnings	$125,345,052	$6,377,857	$5,438,938

	Disciplined Growth Fund	Multi Strategy Fund	Dividend Growth Fund
Undistributed ordinary income	$-	$1,597,412	$23,439
Undistributed long-term capital gains	-	24,967,497	44,268
Accumulated earnings	-	26,564,909	67,707

Accumulated capital and other losses	(12,797)	-	-
Unrealized appreciation on investments	2,348,718	9,578,930	1,125,329
Unrealized appreciation on foreign currency	-	-	-
Total accumulated earnings	$2,335,921	$36,143,839	$1,193,036

The tax character of distributions paid during the fiscal years ended May 31, 2018 and May 31, 2017 were as follows:

	Small Cap Growth Fund		International Small Cap Fund
Distributions paid from:	2018	2017	2018	2017
Ordinary income	$-	$-	$3,449,802	$472,275
Net long-term capital gains	349,359,284	104,742,668	4,111,471	-
Total distributions paid	$349,359,284	$104,742,668	$7,561,273	$472,275

	Dynamic Small Cap Fund		Disciplined Growth Fund
Distributions paid from:	2018	2017	2018	2017
Ordinary income	$79,341	$-	$120	$1,224
Net long-term capital gains	8,279	3,039	-	-
Total distributions paid	$87,620	$3,039	$120	$1,224

Oak Ridge Funds

NOTES TO FINANCIAL STATEMENTS - Continued

May 31, 2018

	Multi Strategy Fund		Dividend Fund
Distributions paid from:	2018	2017	2018	2017
Ordinary income	$-	$-	$91,043	$6,911
Net long-term capital gains	-	-	3,644	4,765
Total distributions paid	$-	$-	$94,687	$11,676

As of May 31, 2018, the Funds had accumulated capital loss carryforwards as follows:

	Small Cap Growth Fund	International Small Cap Fund	Dynamic Small Cap Fund
Not Subject to Expiration
Short-Term	$-	$-	$-
	$-	$-	$-

	Disciplined Growth Fund	Multi Strategy Fund	Dividend Growth Fund
Not Subject to Expiration
Short-Term	$6,655	$-	$-
	$6,655	$-	$-

To the extent that a Fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. During the year ended May 31, 2018, the Disciplined Growth Fund utilized $9,518 of short-term non-expiring capital loss carryforward.

As of May 31, 2018, the Disciplined Growth Fund had $6,142 of qualified late-year ordinary losses which are deferred until fiscal year 2019 for tax purposes. Net late-year losses incurred after December 31, and within the taxable year are deemed to arise on the first day of the Fund's next taxable year.

Note 6 – Investment Transactions

For the year ended May 31, 2018, purchases and sales of investments were as follows:

	Purchases	Sales
Small Cap Growth Fund	$290,895,406	$1,445,360,794
International Small Cap Fund	261,835,252	200,549,611
Dynamic Small Cap Fund	60,273,299	38,701,933
Disciplined Growth Fund	19,995,013	8,836,578
Multi Strategy Fund	77,151,053	84,992,635
Dividend Growth Fund	10,075,898	2,252,959

Note 7 – Shareholder Servicing Plan

The Trust, on behalf of the International Small Cap Fund, Dynamic Small Cap Fund, Disciplined Growth Fund and Dividend Growth Fund, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.15% of each Fund’s average daily net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers. There is no Shareholder Servicing Plan for the Small Cap Growth Fund and Multi Strategy Fund.

Oak Ridge Funds

NOTES TO FINANCIAL STATEMENTS - Continued

May 31, 2018

For the year ended May 31, 2018, for the International Small Cap Fund, Dynamic Small Cap Fund, Disciplined Growth Fund and Dividend Growth Fund, shareholder servicing fees incurred are disclosed on the Statements of Operations.

Note 8 – Distribution Plan

The Trust, on behalf of each Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act that allows each Fund to pay distribution fees for the sale and distribution of its Class A and Class C shares. The Plan provides for the payment of distribution fees at the annual rate of up to 0.25% of each Fund’s average daily net assets attributable to Class A shares and 1.00% of average daily net assets attributable to Class C shares.

For the year ended May 31, 2018, distribution fees incurred with respect to Class A and Class C shares are disclosed on the Statements of Operations.

Note 9 – Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

Note 10 – Fair Value Measurements and Disclosure

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Funds’ investments. These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Oak Ridge Funds

NOTES TO FINANCIAL STATEMENTS - Continued

May 31, 2018

The inputs to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of May 31, 2018, in valuing the Funds’ assets carried at fair value:

Small Cap Growth Fund	Level 1	Level 2*	Level 3**	Total
Investments
Common Stocks[1]	$372,310,107	$-	$-	$372,310,107
Mutual Funds	4,714,121	-	-	4,714,121
Short-Term Investments	14,379,608	-	-	14,379,608
Total	$391,403,836	$-	$-	$391,403,836

International Small Cap Fund	Level 1	Level 2	Level 3**	Total
Investments
Common Stocks
Australia	$6,203,281	$-	$-	$6,203,281
Austria	-	1,107,524	-	1,107,524
Belgium	125,530	-	-	125,530
China	8,129,390	-	-	8,129,390
Denmark	3,195,618	-	-	3,195,618
Faroe Islands	2,867,896	-	-	2,867,896
Finland	2,183,369	-	-	2,183,369
France	1,447,415	-	-	1,447,415
Germany	11,522,100	-	-	11,522,100
Gibraltar	848,462	-	-	848,462
Italy	2,547,746	-	-	2,547,746
Japan	39,918,785	-	-	39,918,785
Netherlands	4,385,646	-	-	4,385,646
Norway	5,722,526	-	-	5,722,526
Singapore	2,144,880	-	-	2,144,880
Spain	2,513,231	-	-	2,513,231
Sweden	7,255,927	-	-	7,255,927
Switzerland	4,861,950	-	-	4,861,950
United Kingdom	11,660,523	-	-	11,660,523
Total	$117,534,275	$1,107,524	$-	$118,641,799

Dynamic Small Cap Fund	Level 1	Level 2*	Level 3	Total
Investments
Common Stocks[1]	$28,125,288	$-	$-	$28,125,288
Rights	-	-	7,524	7,524
Short-Term Investments	479,829	-	-	479,829
Total	$28,605,117	$-	$7,524	$28,612,641

Oak Ridge Funds

NOTES TO FINANCIAL STATEMENTS - Continued

May 31, 2018

Disciplined Growth Fund	Level 1	Level 2*	Level 3**	Total
Investments
Common Stocks[1]	$13,735,355	$-	$-	$13,735,355
Short-Term Investments	597,188	-	-	597,188
Total	$14,332,543	$-	$-	$14,332,543

Multi Strategy Fund	Level 1	Level 2*	Level 3**	Total
Investments
Mutual Funds[1]	$66,601,129	$-	$-	$66,601,129
Short-Term Investments	858,981	-	-	858,981
Total	$67,460,110	$-	$-	$67,460,110

Dividend Growth Fund	Level 1	Level 2*	Level 3**	Total
Investments
Common Stocks[1]	$9,353,273	$-	$-	$9,353,273
Short-Term Investments	835,294	-	-	835,294
Total	$10,188,567	$-	$-	$10,188,567

[1]	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Schedule of Investments.
*	The Funds did not hold any Level 2 securities at period end.
**	The Funds did not hold any Level 3 securities at period end.

Transfers between Levels 1, 2 or 3 are recognized at the end of the reporting period. Transfers between Level 1 and Level 2 relate to the use of systematic fair valuation. When systematic fair valuation is used, securities whose primary market closes before the NYSE are classified as Level 2. The following is a reconciliation of transfers between Levels for the Funds from May 31, 2017 to May 31, 2018, represented by recognizing the May 31, 2018 market value of securities:

International Small Cap Fund
Transfers into Level 1	$-
Transfers out of Level 1	(1,107,524)
Net transfers in (out) of Level 1	$(1,107,524)

Transfers into Level 2	$1,107,524
Transfers out of Level 2	-
Net transfers in (out) of Level 2	$1,107,524

Oak Ridge Funds

NOTES TO FINANCIAL STATEMENTS - Continued

May 31, 2018

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining value:

Dynamic Small Cap Fund
Beginning balance May 31, 2017	$-
Transfers into Level 3 during the period	-
Transfers out of Level 3 during the period	-
Total realized gain/(loss)	-
Total unrealized appreciation/(depreciation)	7,524
Net purchases	-
Net sales	-
Balance as of May 31, 2018	$7,524

	Fair Value May 31, 2018	Valuation Methodologies	Unobservable Input(1)	Input Range/Value	Impact to Valuation from an increase in Input(2)
Dynamic Small Cap Fund - Rights	$ 7,524	Fair Value Pricing	Adjusted by management to reflect current conditions	-	Increase

(1)	The investment advisor considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. The Fund’s use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

(2)	This column represents the directional change in the fair value of the Level 3 investments that would result from an increase to the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect.

Oak Ridge Funds

NOTES TO FINANCIAL STATEMENTS - Continued

May 31, 2018

Note 11 – Investments in Affiliated Issuers

An affiliated issuer is an entity in which the Fund has ownership of at least 5% of the voting securities or any investment in an Oak Ridge Fund. Issuers that are affiliates of the Fund at period-end are noted in the Fund’s Schedule of Investments. Additional security purchases and the reduction of certain securities shares outstanding of existing portfolio holdings that were not considered affiliated in prior years may result in the Fund owning in excess of 5% of the outstanding shares at period-end. The table below reflects transactions during the period with entities that are affiliates as of May 31, 2018 and may include acquisitions of new investments, prior year holdings that became affiliated during the period and prior period affiliated holdings that are no longer affiliated as of period-end.

Small Cap Growth Fund
Fund/Security Description	Value Beginning of Period	Purchases	Sales Proceeds	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value End of period	Dividend Income	Capital Gain Distributions
Oak Ridge International Small Cap Fund	$32,278,634	$1,227,860	$(30,330,000)	$7,645,092	$(6,107,465)	$4,714,121	$151,314	$1,076,546

Fund/Security Description	Shares Beginning of Period	Purchases	Sales	Shares End of Period
Oak Ridge International Small Cap Fund	2,539,625	96,303	(2,265,321)	370,607

Multi Strategy Fund
Fund/Security Description	Value Beginning of Period	Purchases	Sales Proceeds	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value End of period	Dividend Income	Capital Gain Distributions
Oak Ridge Disciplined Growth Fund	$-	$18,090,118	$(6,385,000)	$190,775	$2,081,781	$13,977,674	$118	$-
Oak Ridge Dividend Growth Fund	-	8,592,645	-	-	1,009,332	9,601,977	84,207	3,438
Oak Ridge Dynamic Small Cap Fund	-	24,202,934	(2,300,000)	234,061	4,718,302	26,855,297	-	82,934
Oak Ridge Global Resources & Infrastructure Fund	-	12,828,133	(2,510,000)	54,234	1,854,845	12,227,212	98,134	-
Oak Ridge International Small Cap Fund	-	5,537,879	(2,025,000)	1,940	(63,972)	3,450,847	60,739	432,139
Total				$481,010	$9,600,288	$66,113,007	$243,198	$518,511

Oak Ridge Funds

NOTES TO FINANCIAL STATEMENTS - Continued

May 31, 2018

Fund/Security Description	Shares Beginning of Period	Purchases	Sales	Shares End of Period
Oak Ridge Disciplined Growth Fund	-	1,615,188	(553,055)	1,062,133
Oak Ridge Dividend Growth Fund	-	613,545	-	613,545
Oak Ridge Dynamic Small Cap Fund	-	1,938,724	(164,926)	1,773,798
Oak Ridge Global Resources & Infrastructure Fund	-	1,140,706	(217,898)	922,808
Oak Ridge International Small Cap Fund	-	426,000	(154,707)	271,293
Total				4,643,577

Note 12 – Events Subsequent to the Fiscal Period End

The Funds have adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Funds’ related events and transactions that occurred through the date of issuance of the Funds’ financial statements.

There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Funds’ financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Investment Managers Series Trust and

Shareholders of Oak Ridge Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the Oak Ridge Small Cap Growth Fund, Oak Ridge International Small Cap Fund, Oak Ridge Dynamic Small Cap Fund, Oak Ridge Disciplined Growth Fund, Oak Ridge Multi Strategy Fund (formerly, Oak Ridge Large Cap Growth Fund), and Oak Ridge Dividend Growth Fund (the “Funds”), each a series of Investment Managers Series Trust (the “Trust”), including the schedules of investments, as of May 31, 2018, and with respect to the Oak Ridge Small Cap Growth Fund and Oak Ridge Multi Strategy Fund, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, and for the six month period ended May 31, 2015 and the year ended November 30, 2014, with respect to the Oak Ridge Dividend Growth Fund, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period June 28, 2013 (commencement of operations) to May 31, 2014, with respect to the Oak Ridge International Small Cap Fund and Oak Ridge Dynamic Small Cap Fund, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period September 30, 2015 (commencement of operations) to May 31, 2016, with respect to Oak Ridge Disciplined Growth Fund, the related statement of operations for the year then ended, statement of changes in net assets and financial highlights for the year then ended and for the period July 29, 2016 (commencement of operations) to May 31, 2017, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Oak Ridge Small Cap Growth Fund, Oak Ridge International Small Cap Fund, Oak Ridge Dynamic Small Cap Fund, Oak Ridge Disciplined Growth Fund, Oak Ridge Multi Strategy Fund, and Oak Ridge Dividend Growth Fund as of May 31, 2018, and the results of their operations, the changes in their net assets, and their financial highlights for the periods referred to above, in conformity with accounting principles generally accepted in the United States of America.

With respect to the Oak Ridge Small Cap Growth Fund and Oak Ridge Multi Strategy Fund other auditors have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board, the financial highlights for the year in the period ended November 30, 2013, and in their report, dated January 24, 2014, they expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2007.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2018 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from broker were not received. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

July 30, 2018

Oak Ridge Funds

SUPPLEMENTAL INFORMATION (Unaudited)

Corporate Dividends Received Deduction

For the year ended May 31, 2018, 9.71%, 100.00% and 100.00%, respectively, of the dividends to be paid from net investment income, including short-term capital gains (if any) from the Dynamic Small Cap, Disciplined Growth and Dividend Growth Funds, is designated as dividends received deduction available to corporate shareholders.

Qualified Dividend Income

For the year ended May 31, 2018, 54.69%, 10.09%, 100.00% and 100.00%, respectively, of dividends to be paid from net investment income, including short-term capital gains (if any) from the International Small Cap, Dynamic Small Cap, Disciplined Growth and Dividend Growth Funds, is designated as qualified dividend income.

Long-Term Capital Gain Designation

For the year ended May 31, 2018, the International Small Cap, Small Cap Growth, Dynamic Small Cap Growth and Dividend Growth Funds designate $4,111,471, $349,359,284, $8,279 and $3,644, respectively, as 20.00% rate gain distributions for purposes of the dividends paid deduction.

Trustees and Officers Information

Additional information about the Trustees is included in each Fund’s Statement of Additional Information which is available, without charge, upon request by calling (855) 551-5521 or on the Funds’ website at www.oakridgefunds.com. The Trustees and officers of each Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees:
Charles H. Miller[a] (born 1947) Trustee	Since November 2007	Retired (2013 - present). Executive Vice President, Client Management and Development, Access Data, a Broadridge Company, a provider of technology and services to asset management firms (1997-2012).	7	None.
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	Retired (2016 - present). President and Founder, InvestorReach, Inc., a financial services consulting firm (1996 - 2015).	7	Select Sector SPDR Trust, a registered investment company (includes 11 portfolios).
William H. Young [a] (born 1950) Trustee	Since November 2007	Retired (2014 - present). Independent financial services consultant (1996 - 2014). Interim CEO, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2003 - 2006). Senior Vice President, Oppenheimer Management Company (1983 - 1996). Chairman, NICSA, an investment management trade association (1993 - 1996).	7	None.

Oak Ridge Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees:
John P. Zader [a] (born 1961) Trustee	Since November 2007	Retired (June 2014 - present). CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund, (December 2006 - June 2014). President, Investment Managers Series Trust (December 2007 - June 2014).	7	Investment Managers Series Trust II, a registered investment company (includes 12 portfolios).
Interested Trustees:
Eric M. Banhazlb† (born 1957) Trustee	Since January 2008	Chairman (2016 - present), and President (2006 - 2015), Mutual Fund Administration, LLC, the co-administrator for the Fund. Trustee and Vice President, Investment Managers Series Trust (December 2007 - March 2016).	7	Investment Managers Series Trust II, a registered investment company (includes 12 portfolios).
Officers of the Trust:
Maureen Quill [a] (born 1963) President	Since June 2014	President (January 2018 – present), UMB Fund Services, Inc. Chief Operating Officer (June 2014 – January 2018), and Executive Vice President (January 2007 – June 2014), UMB Fund Services, Inc. Vice President, Investment Managers Series Trust (December 2013 - June 2014).	N/A	N/A
Rita Dam[b] (born 1966) Treasurer and Assistant Secretary	Since December 2007	Co-Chief Executive Officer (2016 - present), and Vice President (2006 - 2015), Mutual Fund Administration, LLC.	N/A	N/A
Joy Ausili[b] (born 1966) Vice President, Assistant Secretary and Assistant Treasurer	Since March 2016	Co-Chief Executive Officer (2016 - present), and Vice President (2006 - 2015), Mutual Fund Administration, LLC. Secretary and Assistant Treasurer, Investment Managers Series Trust (December 2007 - March 2016).	N/A	N/A
Diane Drake[b] (born 1967) Secretary	Since March 2016	Senior Counsel, Mutual Fund Administration, LLC (October 2015 - present). Managing Director and Senior Counsel (2010 - 2015), BNY Mellon Investment Servicing (US) Inc. (2010 – 2015).	N/A	N/A

Oak Ridge Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years
Officers of the Trust:
Martin Dziura[b] (born 1959) Chief Compliance Officer	Since June 2014	Principal, Dziura Compliance Consulting, LLC (October 2014 - present). Managing Director, Cipperman Compliance Services (2010 - September 2014). Chief Compliance Officer, Hanlon Investment Management (2009 - 2010). Vice President - Compliance, Morgan Stanley Investment Management (2000 - 2009).	N/A	N/A

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Mr. Banhazl, Ms. Ausili, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740.

Address for Mr. Dziura: 309 Woodridge Lane, Media, Pennsylvania 19063.

c	Trustees and officers serve until their successors have been duly elected.
d	The Trust is comprised of numerous series managed by unaffiliated investment advisors. The term “Fund Complex” applies only to the Funds managed by the same investment advisor. The Funds’ investment advisor also serves as investment advisor to the Oak Ridge Global Resources and Infrastructure Fund which is offered in a separate prospectus. The Funds do not hold themselves out as related to any other series within the Trust, for purposes of investment and investor services.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position with Mutual Fund Administration, LLC.

Oak Ridge Funds

EXPENSE EXAMPLES

For the Six Months Ended May 31, 2018 (Unaudited)

Expense Examples

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (Class A only); and redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Class A and C only); and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six month period from December 1, 2017 to May 31, 2018.

Actual Expenses

The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Oak Ridge Funds

EXPENSE EXAMPLES - Continued

For the Six Months Ended May 31, 2018 (Unaudited)

Small Cap Growth Fund		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		12/1/17	5/31/18	12/1/17-5/31/18
Class A	Actual Performance	$1,000.00	$1,116.00	$7.27
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.06	6.93
Class C	Actual Performance	1,000.00	1,112.50	10.71
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.79	10.21
Class I	Actual Performance	1,000.00	1,117.30	5.89
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.37	5.62
Class K	Actual Performance	1,000.00	1,118.20	5.34
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.89	5.09

*	Expenses are equal to the Fund’s annualized expense ratios of 1.38%, 2.03%, 1.12% and 1.01% for Class A, Class C, Class I and Class K, respectively, multiplied by the average account values over the period, multiplied by 182/365 (to reflect the six month period). The expense ratio reflect a recovery of previously waived fees. Assumes all dividends and distributions were reinvested.

International Small Cap Fund		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		12/1/17	5/31/18	12/1/17-5/31/18
Class A	Actual Performance	$1,000.00	$991.20	$7.45
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.45	7.55
Class I	Actual Performance	1,000.00	992.20	6.21
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.70	6.29

*	Expenses are equal to the Fund’s annualized expense ratios of 1.50% and 1.25% for Class A and Class I, respectively, multiplied by the average account values over the period, multiplied by 182/365 (to reflect the six month period). The expense ratio reflects an expense waiver. Assumes all dividends and distributions were reinvested.

Oak Ridge Funds

EXPENSE EXAMPLES - Continued

For the Six Months Ended May 31, 2018 (Unaudited)

Dynamic Small Cap Fund		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		12/1/17	5/31/18	12/1/17-5/31/18
Class A	Actual Performance	$1,000.00	$1,078.40	$7.25
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.95	7.04
Class I	Actual Performance	1,000.00	1,079.50	5.96
	Hypothetical (5% annual return before expenses)	1,000.00	1,024.93	5.81

*	Expenses are equal to the Fund’s annualized expense ratios of 1.40% and 1.15% for Class A and Class I, respectively, multiplied by the average account values over the period, multiplied by 182/365 (to reflect the six month period). The expense ratio reflects an expense waiver. Assumes all dividends and distributions were reinvested.

Disciplined Growth Fund		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		12/1/17	5/31/18	12/1/17-5/31/18
Class I	Actual Performance	$1,000.00	$1,101.30	$4.98
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.19	4.79

*	Expenses are equal to the Fund’s annualized expense ratio of 0.95%, multiplied by the average account values over the period, multiplied by 182/365 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

Multi Strategy Fund		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		12/1/17	5/31/18	12/1/17-5/31/18
Class A	Actual Performance	$1,000.00	$1,072.00	$5.46
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.66	5.33
Class C	Actual Performance	1,000.00	1,068.80	8.32
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.89	8.11
Class I	Actual Performance	1,000.00	1,074.60	3.05
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.99	2.97

*	Expenses are equal to the Fund’s annualized expense ratios of 1.06%, 1.61% and 0.59% for Class A, Class C and Class I, respectively, multiplied by the average account values over the period, multiplied by 182/365 (to reflect the six month period). The expense ratio reflect a recovery of previously waived fees. Assumes all dividends and distributions were reinvested.

Oak Ridge Funds

EXPENSE EXAMPLES - Continued

For the Six Months Ended May 31, 2018 (Unaudited)

Dividend Growth Fund		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		12/1/17	5/31/18	12/1/17-5/31/18
Class A	Actual Performance	$1,000.00	$1,034.40	$6.34
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.70	6.29
Class I	Actual Performance	1,000.00	1,036.10	5.08
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.94	5.04

*	Expenses are equal to the Fund’s annualized expense ratios of 1.25% and 1.00% for Class A and Class I, respectively, multiplied by the average account values over the period, multiplied by 182/365 (to reflect the six month period). The expense ratio reflects an expense waiver. Assumes all dividends and distributions were reinvested.

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Oak Ridge Funds

Each a series of Investment Managers Series Trust

Advisor

Oak Ridge Investments, LLC

10 South LaSalle Street

Suite 1900

Chicago, Illinois 60603

Sub-Advisor

Algert Global LLC

555 California Street, Suite 3325

San Francisco, California 94104

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

1818 Market Street, Suite 2400

Philadelphia, Pennsylvania 19103

Custodian

UMB Bank, n.a.

928 Grand Boulevard, 10th Floor

Kansas City, Missouri 64106

Fund Co-Administrator

Mutual Fund Administration, LLC

2220 E. Route 66, Suite 226

Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant

UMB Fund Services, Inc.

235 W. Galena Street

Milwaukee, Wisconsin 53212

Distributor

IMST Distributors, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
Oak Ridge Small Cap Growth Fund - Class A	ORIGX	46141P 123
Oak Ridge Small Cap Growth Fund - Class C	ORICX	46141P 131
Oak Ridge Small Cap Growth Fund - Class I	ORIYX	46141P 156
Oak Ridge Small Cap Growth Fund - Class K	ORIKX	46141P 149
Oak Ridge International Small Cap Fund - Class A	ORIAX	46141Q 717
Oak Ridge International Small Cap Fund - Class I	ORIIX	46141Q 691
Oak Ridge Dynamic Small Cap Fund - Class A	ORSAX	46141Q 733
Oak Ridge Dynamic Small Cap Fund - Class I	ORSIX	46141Q 725
Oak Ridge Disciplined Growth Fund - Class I	ODGIX	46141Q 469
Oak Ridge Multi Strategy Fund - Class A	ORILX	46141P 180
Oak Ridge Multi Strategy Fund - Class C	ORLCX	46141P 172
Oak Ridge Multi Strategy Fund - Class I	PORYX	46141P 164
Oak Ridge Dividend Growth Fund - Class A	ORDAX	46141P 727
Oak Ridge Dividend Growth Fund - Class I	ORDNX	46141P 719

Privacy Principles of the Oak Ridge Funds for Shareholders

The Funds are committed to maintaining the privacy of their shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Funds do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Funds. The Funds do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Oak Ridge Funds for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or of any securities mentioned in this report.

Proxy Voting Policies and Procedures

A description of the Funds’ proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Funds at (855) 551-5521 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record

Information regarding how the Funds voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (855) 551-5521 or by accessing the Funds’ Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC website at www.sec.gov. The Funds’ Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (855) 551-5521.

Oak Ridge Funds

P.O. Box 2175

Milwaukee, Wisconsin 53201

Toll Free: (855) 551-5521

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-855-551-5521.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. John P. Zader is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

Oak Ridge Small Cap Growth Fund & Oak Ridge Multi Strategy Fund	FYE 5/31/2018	FYE 5/31/2017
Audit Fees	$30,900	$29,900
Audit-Related Fees	N/A	N/A
Tax Fees	$5,600	$5,600
All Other Fees	N/A	N/A

Oak Ridge Dividend Growth Fund & Oak Ridge Disciplined Growth Fund	FYE 5/31/2018	FYE 5/31/2017
Audit Fees	$30,900	$29,650
Audit-Related Fees	N/A	N/A
Tax Fees	$5,600	$5,600
All Other Fees	N/A	N/A

Oak Ridge International Small Cap Fund & Oak Ridge Dynamic Small Cap Fund	FYE 5/31/2018	FYE 5/31/2017
Audit Fees	$30,900	$29,400
Audit-Related Fees	N/A	N/A
Tax Fees	$5,600	$5,600
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

Oak Ridge Small Cap Growth Fund & Oak Ridge Multi Strategy Fund	FYE 5/31/2018	FYE 5/31/2017
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

Oak Ridge Dividend Growth Fund & Oak Ridge Disciplined Growth Fund	FYE 5/31/2018	FYE 5/31/2017
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

Oak Ridge International Small Cap Fund & Oak Ridge Dynamic Small Cap Fund	FYE 5/31/2018	FYE 5/31/2017
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Oak Ridge Small Cap Growth Fund & Oak Ridge Multi Strategy Fund
Non-Audit Related Fees	FYE 5/31/2018	FYE 5/31/2017
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Oak Ridge Dividend Growth Fund & Oak Ridge Disciplined Growth Fund
Non-Audit Related Fees	FYE 5/31/2018	FYE 5/31/2017
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Oak Ridge International Small Cap Fund & Oak Ridge Dynamic Small Cap Fund
Non-Audit Related Fees	FYE 5/31/2018	FYE 5/31/2017
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b)	Not applicable.

Item 6. Schedule of Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed June 8, 2018.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President/Chief Executive Officer

Date	9/26/18

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President/Chief Executive Officer

Date	9/26/18

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer/Chief Financial Officer

Date	9/26/18